EXHIBIT 10.4

[Translation from German]

COMMERCIAL LEASE AGREEMENT

for the “B1”

at Bennigsen-Platz 1 in 40474 Düsseldorf

between

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH,

Fuhlentwiete 12, 20355 Hamburg,

VAT number: 27/144/00307

VAT ID number: DE 215 858 737

– hereinafter referred to as the “Landlord” –

and

trivago GmbH, Kaiserswerther Strasse 229, 40474 Düsseldorf, represented by its Managing Director Peter Vinnemeier, with offices at the same address

Tenant/contract number: 0303 + 008

– hereinafter referred to as the “Tenant” –

Table of contents

Preamble

§ 1	Lease Object	3

§ 2	Condition and furnishing and equipment of the Lease Object	4

§ 3	Lease term	6

§ 4	Handover of the Lease Object	7

§ 5	Rent	7

§ 6	Ancillary costs	10

§ 7	Type of use	14

§ 8	Liability	15

§ 9	Insurance	15

§ 10	Rental security	16

§ 11	Preventive and corrective maintenance, basic repairs	17

§ 12	Structural alterations by the Landlord	18

§ 13	Structural alterations by the Tenant	18

§ 14	Landlord’s access to the Leased premises	19

§ 15	Company signs, advertising	19

§ 16	Subleasing	20

§ 17	Set-off, retention rights and reduction of rent	21

§ 18	Legal duty to maintain safety	21

§ 19	Return of the Lease Object	21

§ 20	Operating obligation

§ 21	Other agreements	23

§ 22	Final provisions	24

Preamble

The Landlord is the owner of a plot of land at the postal address Bennigsen-Platz 1 in 40474 Düsseldorf, which is highlighted in red in the layout plan attached hereto as Annex 1 and is hereinafter also referred to as the “Lease Property”. A 11-floor building known as “B1” is built on the Lease Property. Car parking spaces are available in the underground parking garage and in the outdoor areas.

Now, therefore, as a result of previous negotiations between them, the Parties hereby enter into the following commercial Lease Agreement:

§ 1

Lease Object

1.1	The following premises in the “B1” building at postal address Bennigsen-Platz 1 in 40474 Düsseldorf shall be leased hereunder:

a)	the office and ancillary spaces on the 11th OG floor as highlighted in red in the layout plan attached hereto as Annex 2a for exclusive use, and pro rata common and circulation areas with a total size of approx. 1,543.00 m²,

b)	the office and ancillary spaces on the 10th OG floor as highlighted in red in the layout plan attached hereto as Annex 2b for exclusive use, and pro rata common and circulation areas with a total size of approx. 1,182.00 m²,

c)	the 25 car parking spaces in the 2nd and 3rd basements highlighted in red in the layout plan attached hereto as Annex 2c, specifically the parking spaces numbered 14 to 17 and 31 to 39 in the 2nd basement and the parking spaces numbered 14 to 17 and 32 to 39 in the 3rd basement, and two outdoor parking spaces also highlighted in red in the layout plan attached hereto as Annex 2d, specifically parking spaces numbered 9 and 10, for exclusive use.

The premises and parking spaces leased for exclusive use are hereinafter also collectively referred to as the “Lease Object”. The roof and the facades of the building as well as the wall surfaces outside the Lease Object are not included in the Lease.

The Landlord shall have the right to change the location of the car parking spaces at its equitable discretion (Sec. 315 of the German Civil Code [Bürgerliches Gesetzbuch – BGB]).

1.2	The area sizes specified at § 1.1 have been calculated in accordance with the “Standard for Calculating the Rental Area of Commercial Premises (RA-C) [Richtlinie zur Berechnung der Mietfläche für gewerblichen Raum (MF-G)], version of November 2004”, issued by the “gif Gesellschaft für immobilienwirtschaftliche Forschung e.V”. Therefore, the area sizes stated at § 1.1 specifically also include the common areas and circulation areas pertaining to the rental areas with exclusive right of use (lobby, corridors, staircases) and technical operating areas (lift, shafts, etc.) of the building.

In the event that part of the rental areas is no longer required to be included in the Lease due to special requests of the Tenant, the Tenant shall, as far as the rent and ancillary costs/advance payments on ancillary costs are concerned, put the Landlord in the same position it would be in if those rental areas were still included in the Lease. This shall apply in particular to internal connecting stairs and shafts and/or shaft areas.

1.3	The above-ground rental areas are leased out exclusively for use of the Lease Object as offices. The Tenant will operate a topic-based Internet portal in the Leased spaces, in particular [sic!] and in connection with the referral of travel services. It is permitted to expand its area of business, subject to the Landlord’s prior written consent. The Landlord may withhold its consent only for good cause. Good cause to do so shall be deemed to exist if, for instance, the intended expansion of the area of business conflicts with the protection against competition granted to another tenant. The Tenant shall inform the Landlord in writing without undue delay and ask for its consent if and when it plans to expand the area of business it operates in the Leased spaces.

1.4	The Landlord shall be responsible for obtaining any permits/authorisations under building regulations which may be required for use of the Lease Object for the purpose agreed in § 1.3. The Landlord shall also be responsible for complying with all regulations and subsequent requirements or conditions imposed by public authorities which are based exclusively on the general structural condition and/or location of the Lease Object. The Tenant, on the other hand, shall be responsible for obtaining and maintaining, at its own cost, all other permits/authorisations that may be required for its commercial activity and for complying with any requirements or conditions attached to them. The Tenant shall also be responsible for ensuring compliance with the German Workplace Regulations [Arbeitsstättenverordnung – ArbeitsstättenVO] at ist own cost. Moreover, the Tenant shall, at its own cost, comply with all regulations and subsequent requirements or conditions which may be imposed by public authorities in the future with respect to its use of the Lease Object, including if any orders to this effect are issued against the Landlord, unless the regulations and subsequent requirements or conditions concerned are again based exclusively on the general structural condition or location of the Lease Object. In the latter case, such regulations and subsequent requirements or conditions shall be complied with by the Landlord.

1.5	Impairments of the use of the Lease Object caused by third parties or by external circumstances for which the Landlord is not responsible, such as traffic detours, excavation works, road closures, nuisances due to noise, odour and dust, etc. shall not give rise to any warranty claims of the Tenant.

The Tenant acknowledges that other rental units in the building may not yet be completed by the time the Lease Object is handed over. Any impairments which may occur in connection with the completion of those spaces shall be tolerated by the Tenant; the Tenant shall not be entitled to any warranty claims on that basis, unless use of the Lease Object is restricted to such an extent that use is made impossible. However, in carrying out the works to complete the other rental units and/or common areas, the Landlord shall take care to keep adverse effects on the business operations of the Tenant to a minimum.

§ 2

Condition and furnishing and equipment of the Lease Object

2.1	The location and division of the rental areas leased for exclusive use can be seen in the layout plans attached hereto as Annexes 2 a, b and c. In the event that the location of the partition walls or doors changes during the fit-out works, the Parties shall enter into an Addendum after handover of the Lease Object by which the updated layout plans shall be made part of this Agreement.

2.2	The standard fit-out of the rental areas leased for exclusive use and of the generally accessible common areas of the building is described in the general specifications of the construction works, quality and equipment attached hereto as Annex 3.

The Landlord shall have the right to deviate from the provisions of the general specifications of the construction works, quality and equipment at its equitable discretion in the following cases:

a)	if the deviation arises due to the intended further optimisation of the current design and the new execution is equivalent or better, or

b)	if and to the extent that the building permit authority requires changes to be made, or orders changes to be made and/or imposes subsequent requirements or conditions, or the Landlord has to make changes, or

c)	if and to the extent required due to existing decisions to adopt an urban land use plan or existing dedications of circulation areas or necessary coordination with utility providers with respect to ducts, shafts, pipes and cables and other installations running across the Lease Property, or

d)	if required or deemed expedient for technical reasons and the new execution is equivalent. Execution shall be deemed equivalent if it corresponds to the execution originally intended in technical and economic terms and with respect to fitness for use without any significant differences. Purely visual differences shall not be taken into account in assessing equivalence.

2.1	To be able to complete the conversion/fit-out works as agreed by commencement of the Lease on 15 December 2011, the joint selection of material samples by the Parties must be completed by 15 September 2011. If this deadline cannot be complied with, or if the written confirmation from the Tenant – if required – of reimbursement of any additional costs according to the foregoing provision has not been received, the Landlord cannot ensure that the conversion/fit-out works will be completed in due time before commencement of the Lease. In this case, any delays of handover of the Lease Object shall be deemed to be the responsibility of the Tenant and not that of the Landlord.

2.2	Execution of the Lease Object in accordance with Annex 3 is hereby acknowledged as being in compliance with the contract. If any further (structural) measures are required for the permits/authorisations under public law to be [sic!] by the Tenant for its business operations, the Tenant shall arrange for such measures to be taken at its own cost.

Any objects and/or furniture items shown in the foregoing documents are not part of the contract and not owed by the Landlord, unless those parts of the work are expressly stated in Annex 3 as forming part of the contractual scope of work.

2.3	If it turns out afterwards that the documents referred to as a basis for the description of the Lease Object at § 2.1 to § 2.4 contain errors or unresolvable contradictions, or that they are missing information, the Landlord shall have the right to make the necessary adjustments at its equitable discretion, or to make such decisions at its equitable discretion as are appropriate to rectify the errors, resolve the contradictions or fill the gaps, while ensuring the highest possible degree of equivalence.

2.4

The building shall be supplied with heat via district heating and the Leased spaces shall be supplied with heating and cooling via cooling ceilings and facade-integrated ventilation units in accordance with the provisions of the general specifications of the construction works, quality and equipment attached hereto as Annex 3. The scope of heating, cooling and ventilation services owed by the Landlord under the contract and the maximum room temperatures to be achieved with them, as well as the requirements to be met in this regard by the Tenant are also specified in Annex 3 and are hereby accepted as being in compliance with the contract. This is also accepted by the Tenant as being in compliance with the contract. The draft design for the building services is also described in the general specifications of the construction works, quality and equipment attached hereto as Annex 3. If the Tenant considers further action necessary to limit the room temperature (e.g. by installing additional interior shading solutions or subsequent addition of air conditioning or ventilation systems), the Tenant shall be responsible, at its own cost, for procuring them and for implementing the necessary actions.

§ 3

Lease term

3.1	The Lease shall commence upon handover of the Leased spaces to the Tenant, however, at the latest on 15 December 2011. It is entered into for a fixed term until 31 December 2017. Within this period, it cannot be terminated by either Party for convenience.

3.2	The Tenant is granted an option to renew the Lease twice on the terms of this Agreement for another 3 years each time. This option must be exercised in writing at the latest 13 months before the end of the initial Lease term, or before the end of the relevant option term, respectively. Otherwise the option shall lapse. The date when the notice of exercise of the option is received by the Landlord shall be controlling in determining whether this time limit has been complied with.

3.3	After expiry of the initial Lease term or of the relevant option term, respectively, the Lease shall automatically renew for successive terms of one year in each case unless terminated by one of the Parties 12 months prior to expiry of the initial term or of the relevant renewal term. The date on which the notice of termination is received by the respective other Party shall be controlling in determining whether notice has been given on time.

3.4	The right to extraordinary termination without notice for both Parties shall be governed by the statutory provisions. Apart from that, the Landlord shall have the right to terminate the Lease by extraordinary termination without notice if and when

a)	the Tenant defaults on submitting or replenishing the rental security; or

b)	a petition for the opening of insolvency proceedings with respect to the assets of the Tenant is dismissed for insufficiency of assets, or insolvency proceedings which have been opened with respect to the assets of the Tenant are discontinued for insufficiency of assets.

3.5	Any notice of termination, rescission or exercise of an option must be given in writing to be valid. This requirement of written form is a condition for the validity of a notice of termination, rescission or exercise of an option and cannot be waived.

3.6	If the Tenant continues to use the Lease Object after expiry of the Lease term, the Lease shall not thereby be deemed renewed for an indefinite period of time; Sec. 545 BGB is hereby expressly excluded.

§ 4

Handover of the Lease Object

4.1	The Lease Object shall be handed over to the Tenant during a joint site inspection upon commencement of the Lease. The Tenant cannot demand that the Lease Object be handed over unless the agreed rental security (§ 10) has been furnished for the full amount.

The Tenant shall be under an obligation to accept handover of the Lease Object if the Leased spaces and parking spaces to be handed over are ready for handover at the times concerned. The Leased spaces and parking spaces shall be deemed to be ready for handover if the Tenant can, by objective standards, be reasonably expected to use the Lease Object for its business operations, taking into account the fit-out condition to be provided by the Landlord according to the provisions of § 2. Therefore, defects and/or minor residual works inside the Lease Object shall not hinder readiness for handover; the same shall apply to any works in the outdoor areas and/or common areas of the building which remain outstanding, provided that the access way to the Lease Object must be completed to such a degree that the Lease Object can be used without any risk or problem.

4.2	Handover of the Leased spaces to the Tenant shall be documented in a handover report which shall be signed by both Parties and in which any findings and statements of the Parties shall be noted. If such findings or statements are unilateral and/or disputed, this fact shall be noted accordingly. For that reason, the inclusion of such statements in the acceptance report must not be denied. If the Tenant does not agree with the content of the report, it shall state its disagreement in the form of written comments to this effect in the report, with reasons. The effect of acceptance shall not be affected thereby. Each Party shall receive a counterpart of the report.

4.3	The Landlord shall execute and/or remedy the defects identified by mutual consent of the Parties in the handover report within a reasonable period of time. The remedial works shall be carried out during normal business hours on business days. If the Tenant requires that those works be carried out at different times, in particular at night or on Saturdays, Sundays or public holidays, it shall bear all additional costs associated therewith.

4.4	Upon handover, the Tenant shall be handed 120 transponder keys, conventional keys or similar access mechanisms as applicable (hereinafter referred to as “Access Mechanisms”). A list of the Access Mechanisms handed over shall be attached to the acceptance report. If any Access Mechanisms handed over by the Landlord or procured by the Tenant itself which are capable of providing unauthorised access to the Lease Object are lost, the Landlord shall have the right to replace the locks, locking systems, etc. concerned at the cost of the Tenant. Moreover, all Access Mechanisms handed over by the Landlord which are lost shall be replaced by the Tenant.

§ 5

Rent

5.1	The Parties hereby agree that the monthly rent and the monthly advance payments on heating and other ancillary costs (each plus VAT at the applicable statutory rate) shall be as follows:

a)	For the period from 15 December 2011 to 15 July 2012:

Rent for office and ancillary spaces on the 11th floor	EUR	0.00
Rent for office and ancillary spaces on the 10th floor	EUR	0.00
Rent for 25 parking spaces in the underground parking garage	EUR	0.00
Rent for 2 outdoor parking spaces	EUR	0.00
Advance payment on heating costs	EUR	2,725.00
Advance payment on other ancillary costs	EUR	7,221.25

Subtotal, net:	EUR	9,946.25
VAT at the applicable statutory rate (currently 19%)	EUR	1,889.79

Total	EUR	11,836.04

The Landlord grants the Tenant a rent-free period during the first seven months from commencement of the Lease. During this period, the Tenant shall pay only pay the (advance payments on the) heating and other ancillary costs incurring, plus VAT at the applicable statutory rate.

b)	From 18 July 2012 onwards:

Rent for office and ancillary spaces on the 11th floor	EUR	32,403.00
Rent for office and ancillary spaces on the 10th floor	EUR	23,049.00
Rent for 25 parking spaces in the underground parking garage	EUR	3,000.00
Rent for 2 outdoor parking spaces	EUR	200.00
Advance payment on heating costs	EUR	2,725.00
Advance payment on other ancillary costs	EUR	7,221.25

Subtotal, net:	EUR	68,598.25
VAT at the applicable statutory rate (currently 19%)	EUR	13,033.67

Total	EUR	81,631.92

Based on the rates specified above, a pro rata amount of EUR 5,454.40 plus VAT at a rate of 19% (= EUR 1,036.34), totalling EUR 6,490.74 (gross) shall be [sic!] for the abridged month of December 2011, and an amount of EUR 40,218.25 (= EUR 30,272.00 for rent + EUR 9,946.25 for ancillary costs) plus VAT at a rate of 19% (EUR 7,641.47), totalling EUR 47,859.72 (gross) shall be [sic!] for the month of July 2012.

In the event that the Lease Object is handed over to the Tenant before 15 December 2011 and the commencement of the Lease is, as a result of that, moved to a date earlier than 15 December 2011 in accordance with the provision of § 3.1, the time periods specified above shall be shifted accordingly and the amounts payable by the Tenant for the months of December 2011 and July 2012 shall be re-calculated on a pro rata basis as appropriate. In this case, the Parties shall enter into an addendum satisfying the requirement of written form after commencement of the Lease to document the changes resulting from the shift in dates in writing.

5.2	The Parties hereby agree that the rent for all Leased spaces including the car parking spaces shall be subject to the following index clause:

If the consumer price index for Germany determined by the German Federal Statistical Office or by a public authority succeeding it with similar duties (base year 2005 = 100) has changed by more than 5 per cent compared with the level in the month of commencement of the Lease or following an adjustment compared with the level of the month of the last previous adjustment, the monthly rent shall increase or decrease by the same proportion from the first day of the month following the change. The rent shall again be automatically adjusted if the conditions specified above occur again based on the point in time when the last rent adjustment was made. A request for adjustment from the Landlord shall not be required for this purpose.

Should the consumer price index be switched to a new basis and/or no longer be updated by the German Federal Statistical Office or any public authority succeeding it, the corresponding cost of living index published thereafter shall be applied instead, or any other index ensuring as far as possible in economic terms the same degree of protection from inflationary loss intended by the Parties as the index last applicable for them. If such index is not available, either Party may request the other to reasonably adjust the rent to the economic development that has occurred.

Should it be established with final and non-appealable effect that the index clause set out above is not valid, or should the index agreed upon no longer be available as a reference basis, the Parties shall be under an obligation to agree on a new clause which most approximates the intended purpose.

5.3	In addition to the rent, advance payments on ancillary costs, any back payments of ancillary costs which may be payable and any other payment obligations, the Tenant shall pay VAT at the applicable statutory rate.

The Tenant acknowledges that the Landlord has opted for VAT pursuant to Sec. 9 Para. 2 of the German Value-Added Tax Act [Umsatzsteuergesetz – UStG]. The Tenant represents and warrants that it is entitled to full input tax deduction and that it shall use the Lease Object, throughout the term of the Lease, only for the performance of works that allow input-tax deduction. Furthermore, the Tenant shall be under an obligation to make all documents which allow the Landlord to meet its obligation towards the tax authorities to provide evidence in accordance with Sec. 9 Para. 2 UStG available to the Landlord upon request; the Landlord may in this respect demand that the Tenant submit the documents and/or declarations the competent tax office requests from the Landlord.

If the property is used by third parties, the Tenant shall be liable for ensuring that such third parties comply with the unobjectionable type of use according to the foregoing provisions. This shall also apply in the event that the Tenant is not responsible for a breach by a third party. In the event of a sublease, the Tenant shall be under an obligation to opt for VAT with respect to the sublease as well and in all other respects impose the obligations pursuant to the foregoing paragraph on the subtenant by the sublease agreement to the effect that the Landlord can also derive certain rights directly against the subtenant based on the Tenant’s agreement with the subtenant (genuine contract for the benefit of third parties [echter Vertrag zugunsten Dritter]).

Should the Tenant and/or – in the event of subleasing – the subtenant breach the obligations set out above, the Tenant shall fully compensate the Landlord for all damage caused thereby. The Landlord shall in this case have the right to increase the net rent specified above by an amount equal to the additional tax burden arising (from the repayment of input tax amount).

5.4

The total rent including the advance payment on ancillary costs shall be paid free of charge, monthly in advance, by the third calendar day of each month, into the bank account of the Landlord, account number 1005370045 with M.M. Warburg Bank & Co KGaA, bank routing code [BLZ]: 20120100, stating “Miete Trivago 030 + 008” [Trivago rent 030 + 008] as the reason for payment. The date on which the money is received in the specified account and not the date on which it is sent shall be decisive in determining whether a payment of rent has been made on time. If the Tenant is in default of payment of the rent, it shall be liable to pay default interest at the applicable statutory rate. In the event of rent arrears, the Landlord shall have the right, at its option, to apply payments received first towards the costs incurred so far and then towards default interest, then towards the oldest arrears of advance payments on ancillary costs and then towards the oldest arrears of rent.

§ 6

Ancillary costs

6.1	In addition to the rent, the Tenant shall also pay all ancillary costs incurring for the Lease property and the Lease Object on a pro rata basis from commencement of the Lease. If a direct contract between the Tenant and a utility provider can be entered into (e.g. for electricity, water, waste collection, etc.), the Tenant undertakes to enter into such a contract it the Landlord requests so in writing.

6.2	Unless such costs are paid directly by the Tenant, the ancillary costs to be borne by the Tenant include, without limitation,

a)	the land tax and other regular public charges of the overall property;

b)	the costs of water supply;

These include the costs of water consumption, fire-fighting water, the costs of the well system pertaining to the property including the fees incurring for pumping the water and the costs of the booster pump system, the basic fees and rent for the meters, the costs of using interim meters, the costs of operation of an in-house water supply unit and a water treatment unit, including the treatment materials and the water for the sprinkler system;

c)	the costs of drainage;

These include the fees for drainage of water from the building and property, the costs of operation of a non-public unit for this purpose and the costs of operation of a drainage pump (lifting system);

d)	the costs of street cleaning, waste collection and other waste disposal costs;

These include the fees to be paid for public street cleaning and waste collection and the costs of corresponding non-public measures. Waste collection also includes the costs of special waste collection service, bulk rubbish, clear-out service and disposal of hazardous waste. The costs of operation and maintenance and service of a wastepaper compactor and other waste utilisation or treatment systems;

e)	the costs of heating;

These include (i) the costs of operation of the central heating unit including the exhaust unit and the central geothermal pumping system, these include the costs of spent fuels and their delivery, the costs of operating current, the costs of operating and controlling, monitoring and care of the unit, the regular inspection of its operating readiness and operating safety including the adjustment thereof by a professional, the cleaning of the unit and the operating room, the costs of measurements pursuant to the German Federal Immissions Control Act, the costs of renting or of other types of transfer of use of consumption measuring equipment as well as the costs of using consumption measuring equipment including the costs of calibration and the costs of calculation and apportionment; or (ii) the costs of operation of the central fuel supply unit, these include the costs of the spent fuels and their delivery, the costs of operating current and the costs of monitoring as well as the costs of cleaning the unit and the operating room; or (iii) the costs of the independent commercial delivery of heat, also from units within the meaning of (i), these include the remuneration for the delivery of heat and the costs of operating the appurtenant house units in accordance with (i);

f)	the costs of a central hot water system;

These include (i) the costs of supplying water in accordance with lit. b) to the extent not already included thereunder, and the costs of water heating in accordance with lit. e); or the costs of delivery of local/district hot water, including the costs of delivery of hot water (basic price, kilowatt hour price and transfer price) and the costs of operating the appurtenant house unit in accordance with lit. e); or (iii) of cleaning and maintaining hot water units; these include the costs of removing water deposits and combustion residue on the inside of the units, as well as the costs of regularly inspecting the operating readiness and the corresponding adjustment by a professional;

g)	the costs of supplying the Lease Object and the Lease property with energy (electricity, gas etc.), including the costs of consumption metering as well as rent for the meters;

h)	the costs of consumption, operation and full servicing and the costs of preventive and corrective maintenance of the water heating system, facade-integrated ventilation units, cooling ceilings, cooling and ventilation systems and safety and security equipment and of any other plant and machinery of the building and of the other technical and safety/security equipment of the building (including the building services equipment of the underground parking garage), e.g. of electrical systems and installations and utilities (high- and low-voltage systems and installations, fire-fighting and fire-safety systems (including replacement of fire extinguishers and replacement of extinguishing agents), smoke and heat extraction systems, sprinkler system, alarm and surveillance systems, emergency power system, lightning protection system, lift systems, escalators, access control systems, lifting platform, roof/external gantry system, barrier and rolling gate systems, servicing of windows and movable facade elements, building automation and building services control systems, emergency call systems, intercom systems, emergency power systems, fume extractor, grease and gasoline separators, booster pump system, rubbish chutes and waste compactors, use of general communication systems, each including any costs incurring in this context for renting measuring equipment and fees for consumption metering and monitoring (VDI/VDE and TÜV inspections, calibration, etc.); however, the share of costs of preventive and corrective maintenance of the aforementioned equipment which is to be borne by the Tenant is limited to an amount not exceeding 10 percent of the net annual rent without charges (total rent exclusive of advance payments on ancillary costs and VAT); this cost limit does not apply to the costs of servicing of this equipment;

i)	the costs of lighting;

these include the costs of electricity and the costs of operation of the lighting system and the costs of meters for the lighting of the entire building (including the underground parking garage) and of the outdoor areas, excluding those areas which can be lit by the tenants themselves, these also include the costs of replacement of lamps and the costs of lighting incurring for the external illumination of the building complex;

j)	the costs of building cleaning and pest control;

the costs of building cleaning include the costs of the building and the underground parking garage, including the costs of cleaning the floors in the common areas, the outside of the (glass) facade and, in the event that the facade is double-glazed, of the shading between the two facade elements, the costs of cleaning of the roof gutters and roof drains and the costs of cleaning of all equipment and structures associated with the operation of the building, including advertising structures, to the extent that such costs are not to be borne by the individual tenant concerned. These costs also include the costs of pest control in the entire building, including the open areas;

k)	the costs of upkeep of the open areas;

these include the costs of cleaning of and care for lawn/garden areas and expanses of water and of the greenery on the wall facing the neighbouring building, any greenery on roofs, any greenery in the lobby and other common areas, including the costs of renewal of plants and shrubs, and the costs of cleaning of all other open areas;

l)	the costs of the caretaker, security, winter, and gatekeeper/concierge service;

The Landlord shall have the right (but no obligation) to arrange for caretaker, gatekeeper/concierge, security and winter service (snow and ice clearing, etc.). The costs incurring for these services shall also be part of the apportionable costs. The costs of caretaker and winter service shall also include the costs of acquisition and ongoing maintenance of the caretaker equipment, e.g. rent, taxes, insurance and servicing of sweepers and snow-clearing machines;

m)	the costs of insurance cover the Landlord has in place for the Lease Object and/or the Lease property;

these include the costs of property and third-party liability insurance, glass insurance, insurance against loss of rent, insurance against dry rot fungus (merulius lacrymans) and house longhorn beetles (hylotrupes baiulus), terrorism insurance and extended coverage insurance;

n)	the costs of commercial and technical estate management to the extent not included in the items specified above. The Tenant acknowledges that the share of these costs it has to bear may be determined, depending on the contractual agreements that are in place with the respective service provider concerned, as a flat percentage of the net rent without charges payable by the Tenant. This percentage is currently 3%.

The Parties agree that the ancillary costs listed above are to be understood in a broader sense as appropriate for commercial use. In addition, the Tenant shall bear all ancillary costs pursuant to the Operating Costs Ordinance [Betriebskostenverordnung – BetrKV] issued by the German federal government as currently amended.

The ancillary cost items specified in the list above shall be apportioned only if and to the extent that the equipment concerned actually exists in the property and/or the services concerned are actually provided/kept available. However, those types of ancillary costs which are independent of consumption shall also be borne by the Tenant on a pro rata basis if the Tenant does not avail itself of the services concerned.

Contributions in kind and any work performed by the Landlord which saves expenses on ancillary costs may be recognised at the amount which could be applied for equivalent work performed by a third party, notably a contractor.

6.3	To the extent that, in the context of orderly property management, new types of ancillary costs which are comparable to the ancillary costs referred to in the Lease Agreement incur after this Agreement has been signed (in particular due to changes or expansions of existing technical equipment or the initial provision of certain technical equipment), or any new fees, taxes and levies become payable for the Lease property, the Landlord may apportion these types of costs to the Tenant, too, may also be apportioned by the Landlord if and to the extent that this is not contrary to equitable principles.

6.4	The consumption-based costs attributable to the Lease property and/or the Lease Object, to the extent these are measured by metering devices, shall be invoiced based on actual consumption. The Landlord shall be under no obligation to install any additional metering equipment. If the read-out devices have a defect, the Landlord shall have the right to estimate the ancillary costs and apportion them on that basis. For this purpose, the Landlord may refer to the consumption of the previous year or the pro rata area for which ancillary costs are to be charged as a basis. The same shall apply if the Tenant does not give access to the read-out devices for the measurements to be read.

6.5	The heating costs attributable to the Lease Object shall be invoiced in accordance with the German Heating Costs Ordinance [Heizkostenverordnung – HeizkV] according to the following allocation key: 30% usable floor area, 70% consumption. The Parties hereby agree that the size of the usable floor area of the Tenant to be applied in invoicing the heating costs shall be 2,725.00 m².

If certain types of ancillary costs can be allocated directly to the Tenant according to the costs-by-cause principle, the Tenant shall bear those costs in full. To the extent that the ancillary costs are not paid directly by the Tenant, consumption is not determined or allocation according to the costs-by-cause principle is not possible, the ancillary costs shall be apportioned pursuant to the proportion of the Tenant’s Lease area in the total above-ground floor area of the property or economic unit, respectively. For this purpose, too, the Parties agree that the size of the Lease area of the Tenant is 2,725.00 m².

For the square-metre based apportionments of the individual ancillary cost items, the Landlord shall form different economic units at its equitable discretion to take account in particular of the different share of ancillary costs attributable to the Leased spaces in each economic unit and the different degrees to which ancillary costs/operating services are used. As soon as the Landlord has prepared the concept for the ancillary costs invoicing for the building, it shall provide a list of the economic units it formed for the purposes of ancillary costs invoicing and of the square metre sizes of the spaces in each economic unit; the Parties shall then add this list to this Lease Agreement by way of an addendum satisfying the requirement of written form.

The Landlord shall have the right to make changes to the economic units and to the apportionment keys for individual types of costs if, due to objective changes, an apportionment key turns out to be contrary to equitable principles.

6.6	The Tenant shall make monthly advance payments on the heating costs and other ancillary costs to be borne by the Tenant. Initially, the amount of those advance payments shall be as specified in § 5.1. The Parties acknowledge that the amounts of the monthly advance payments determined in § 5.1 are based on a rough estimate and the actual costs may differ from them.

The ancillary costs shall be accounted for on an annual basis, for which purpose the accounting period is agreed to be the calendar year. If the Lease ends in the course of an accounting period, no interim statement of costs shall be issued. Any difference amounts arising from the statement (plus VAT payable thereon) shall be due immediately after receipt of the statement and shall be paid together with the following rent payment or reimbursed on the due date of the following rent payment.

If the ancillary costs statement shows a back claim of the Landlord, the Landlord shall have the right to increase the monthly advance payments reasonably. The Landlord shall inform the Tenant of this fact when issuing the ancillary costs statement. If the ancillary costs statement shows a credit balance in favour of the Tenant, the Tenant shall have the right to request that the monthly advance payment be reasonably reduced.

§ 7

Type of use

7.1	The Tenant undertakes to treat the Lease Object and the common areas of the building with due care and consideration. It shall ensure that the inside of the Lease Object is duly cleaned, ventilated and heated. Moreover, the Tenant shall report all defects of the Lease Object and the common areas of the building to the Landlord without undue delay after it becomes aware of them. No items, no packaging materials and no other waste may be stored outside the Lease Object.

7.2	The Tenant must not exceed the permissible maximum loads of ceilings and raised floors the Landlord specifies to it in writing upon request. The Tenant shall be liable for all damage resulting from a failure to observe these provisions. The Landlord informed the Tenant that the permissible maximum load is 3.2 kN/m². If the Tenant intends to bring heavy items into the Leased spaces which come close to the permissible maximum loads on the ceilings and raised floors (e.g. a safe), it shall furnish static proof to the Landlord before bringing such items into the Leased spaces to demonstrate that the permissible maximum loads are complied with.

7.3	The Tenant may use the existing line networks for electricity, gas and water only in such scope and extent that no overload occurs. The Tenant can cover any additional demand by extending the supply lines at its own cost following the Landlord’s prior written consent.

7.4	The Tenant shall have remedial actions taken and, if and to the extent required, have utilities shut off immediately and notify the Landlord without undue delay of any problems with or defects of supply and discharge lines.

7.5	Any change in the supply of energy for which the Landlord is not responsible, including but not limited to a change in voltage, shall not entitle the Tenant to assert any compensation claims against the Landlord.

7.6	Unacceptable nuisance by noise and odour and any other emissions which are hazardous to the environment and human health must not be caused, neither by arriving and departing traffic nor by installing or running machines or equipment nor by any other factors. The problems giving rise to any complaints in this regard shall, at the request of the Landlord, be remedied by the Tenant at its own cost. If and to the extent that any measures of the public order office are imposed on the Landlord because of any such nuisance, the Tenant shall implement them within the specified deadlines to fully indemnify the Landlord.

7.7	The Landlord shall have the right to issue a set of house rules and/or underground parking rules at its equitable discretion which shall govern the use of the overall building and shall apply in addition to the foregoing provisions. If the Landlord exercises this right or amends any existing set of house rules or underground parking rules, it shall notify the Tenant and provide it with a copy. Upon provision of the house rules and/or underground parking rules, the provisions of those rules shall become binding on the Tenant. If the house rules and/or underground parking rules include provisions which conflict with those of the present Agreement, the provisions of this Agreement shall prevail.

7.8	The Tenant shall separate its commercial waste for recycling and, at the request of the Landlord, shall dispose of it separately at its own cost. All statutory and authority requirements and specifications by the Landlord concerning the prevention, separation and disposal of waste must be complied with by the Tenant.

§ 8

Liability

8.1	The Tenant shall be liable to the Landlord for all damage to the Lease Object, to the systems and installations pertaining to it and to the entire B1 building complex including the open areas of the Lease property for which the Tenant, members of its staff, customers, participants in events, business partners, persons instructed by the Tenant (contractors, suppliers, etc.), subtenants and/or other vicarious agents [Erfüllungs – und Verrichtungsgehilfen] – and any third parties to whom the Tenant or its contract partners grant access – are responsible.

The Tenant shall repair all damage for which it is liable within a reasonable period of time. Should the Tenant still fail to fulfil this obligation within a reasonable grace period to be set by the Landlord in writing, the Landlord may have the required works performed at the Tenant’s cost. In the event of imminent danger, no written warning needs to be issued and no grace period needs to be set.

8.2	Strict liability of the Landlord under warranty for initial quality defects of the Lease Object shall be excluded.

8.3	The Landlord shall be liable – on whatever legal ground – for damage arising from injury to life, limb or health and for damage arising from breach of a material cardinal obligation if the Landlord or its vicarious agents [Erfüllungsgehilfen] are responsible for such damage, irrespective of the degree to which they are at fault. A contractual obligation is material if its very discharge is a prerequisite for the performance of the contract or if the Tenant can, as a rule, rely on it being fulfilled. The Landlord shall be liable for any other damage only in the event of intentional and grossly negligent breach, for which purpose an intentional and grossly negligent breach on the part of a legal representative or vicarious agent [Erfüllungsgehilfe] of the Landlord shall be imputed on the Landlord.

8.4	The Landlord shall not be liable for direct and consequential damage to property of the Tenant, its employees, contract partners and suppliers which is caused by fire, smoke, flood, theft and theft by housebreaking or is otherwise caused by third parties. The Tenant shall take out insurance against these risks at its own cost.

8.5	If the Lease Object is destroyed or damaged completely or in part, the Landlord shall be under no obligation to rebuild it. It shall have the right to terminate the Lease effective as of the date on which the Lease Object was destroyed/damaged, regardless of whether or not the Lease Object will be rebuilt/restored at a later point in time.

§ 9

Insurance

9.1

The Landlord shall take out and/or maintain sufficient insurance at replacement value for the buildings pertaining to the Lease Object against the risks of damage caused by fire, storm, water and glass breakage, and sufficient property and building owner’s liability insurance as well as glass breakage insurance for the windows and glass facade elements of the building. The costs associated with this shall be apportioned as part of the ancillary costs pursuant to § 6.2. The Landlord shall have the right, but no obligation, to take out further insurance cover for the Lease property or the buildings pertaining to the Lease Object (e.g. insurance against loss of rent, insurance against dry rot fungus (merulius lacrymans) and house longhorn beetles (hylotrupes baiulus), terrorism insurance, extended coverage insurance) and to apportion the costs of this as part of the ancillary costs, too.

9.2	The Tenant, for its part, undertakes to take out and maintain business liability insurance against personal injury and damage to property for the duration of the Lease, as well as content insurance and insurance cover against damage caused by theft, fire, storm, water, hail and lightning, each of which must provide sufficient cover, for the inventory contributed by the Tenant and included in the Lease, and to prove upon request that insurance has been take out, and premiums have been paid, by the Landlord.

§ 10

Rental security

10.1	As security for all claims of the Landlord against the Tenant under this Lease, the Tenant shall furnish rental security to the Landlord in an amount equal to three times the net monthly rent incl. heating costs, i.e. EUR 205,794.75. This rental deposit shall be due and payable before handover of the Leased spaces. If the gross monthly rent increases in the course of the Lease, the Landlord may request that the amount of the rental security be increased accordingly.

The rental security may be furnished in the form of a cash deposit or by submission of an unlimited absolute guarantee of a German major bank, cooperative bank or public savings bank [Sparkasse] under which the guarantor undertakes to pay on first demand and to waive the defences of voidability, set-off and unexhausted remedies and the right to deposit the guaranteed amount, provided that the waiver of the defence of set-off shall not apply to cases in which the beneficiary can satisfy its claims by setting off its claims against counterclaims which are undisputed or have been established res judicata.

10.2	The Landlord may also during the term of the Lease resort to the rental security to satisfy its claims, including if such claims are disputed. If the Landlord draws on the security furnished in the form of a cash deposit, or if the guarantor bank makes payment, or if the rental security has to be increased in accordance with the provisions of § 10.1, the Tenant shall be under an obligation to furnish a new cash deposit to the Landlord within one month, in an amount equal to the amount drawn on or the amount by which the security has to be increased, respectively, or to furnish a new unconditional, unlimited and absolute bank guarantee under which the guarantor again undertakes to pay on first demand and to waive the defences of voidability, set-off and unexhausted remedies and the right to deposit the guaranteed amount, provided that the waiver of the defence of set-off shall not apply to cases in which the beneficiary can satisfy its claims by setting off its claims against counterclaims which are undisputed or have been established res judicata.

§ 11

Preventive and corrective maintenance, basic repairs

11.1	The Landlord shall be responsible for performing the preventive and corrective maintenance of the building structure including foundation [Dach und Fach] at its own cost. For the purposes of this Agreement, the “roof” [Dach] is the roof structure with all covering and plumbing works pertaining thereto (gutters), excluding canopy roofs. The “framework structure” [Fach] within the meaning of this Agreement includes the load-bearing structure of the building (all foundations, load-bearing walls, supports, pillars and floor slabs) and, moreover, all necessary stairs (without covering), the facade including facade covering, the chimney and all general supply and discharge lines located in walls and ceilings and serving two or more building parts, up to their exit from the wall or ceiling. Openable windows and doors enclosing the rental areas and the fittings pertaining thereto shall expressly not fall within the definition of building structure including foundation [Dach und Fach].

11.2	All ongoing preventive and corrective maintenance inside the rental areas leased for exclusive use, including all servicing and preventive and corrective maintenance of the (technical) facilities and installations shall be undertaken or arranged by the Tenant at its own cost. This shall also apply in particular to the servicing and preventive and corrective maintenance of heating radiators and thermostats/valves, sanitary installations, kitchen equipment and furnishings, water heating units including their supply and discharge lines, other electrical equipment, lighting units (including the replacement of lamps), fittings, internal sun protection systems, cooling and ventilation units, post boxes and locks. These obligations of the Tenant have been taken into account in determining the amount of rent. To the extent that preventive or corrective maintenance concerns damage that cannot be attributed to the Tenant’s use of the Lease Object or to its sphere of risk, the costs of such preventive and corrective maintenance within a year of the Lease shall be borne by the Tenant only up to an amount equal to 8 % of the net annual rent without charges; however, this cost limit shall not apply to the servicing to be undertaken by the Tenant.

11.3	The Tenant undertakes to maintain the Lease Object in a good and usable condition and to have all basic repairs [Schönheitsreparaturen] which are required for this purpose carried out in a professional manner at reasonable intervals during the term of the Lease, and depending on the degree of wear and tear, at its own cost. Such basic repairs [Schönheitsreparaturen] shall include, without limitation, the painting and wallpapering of paintable walls and ceilings, cleaning of the individual elements of partition wall systems, inside painting of windows (excluding the aluminium cladding), painting of internal doors and of the inside of doors at the boundaries of the rental areas, heating radiators, supply and discharge pipes (each as far as paintable) and any other painting inside the premises, including of built-in furniture, and the cleaning and/or professional treatment and reworking of floor coverings. If required in view of the degree [of the necessary works], the renewal of floor coverings shall also be deemed to be included in the basic repairs.

11.4	The preventive and corrective maintenance, servicing and procurement of replacements for the operating equipment, technical equipment and other furnishings contributed by the Tenant shall also be the responsibility of the Tenant at its own cost.

§ 12

Structural alterations by the Landlord

12.1	Structural alterations which are required or useful to maintain and/or modernise the Lease property and/or the Lease Object must be tolerated by the Tenant.

12.2	If structural alterations affect the spaces the Tenant leases for exclusive use, the Landlord shall duly observe the legitimate interests of the Tenant and may therefore carry out such works only in coordination with the Tenant. In doing this, the Landlord shall take care to keep adverse effects on the business operations of the Tenant to a minimum. Notwithstanding the foregoing, the Tenant shall be under an obligation to give the Landlord the opportunity to carry out the works, and the Tenant may not request any precautions to be taken which increase the costs of such works significantly. In particular, the Tenant shall be under an obligation to allow the Landlord to carry out the works at daytime during its business hours. If the Tenant requires that those works be carried out at different times, in particular at night or on Saturdays, Sundays or public holidays, it shall bear all additional costs associated therewith.

12.3	To the extent that the Tenant has to tolerate these works, it may neither reduce the rent nor assert any retention right nor claim damages because of the impairments caused by the works. However, the Tenant shall have the right to reduce the rent if the use of the Lease Object is materially impaired by the works.

§ 13

Structural alterations by the Tenant

13.1	The Tenant shall have the right to make structural alterations only with the prior consent of the Landlord which may be withheld only for good cause. The Landlord shall be deemed to have good cause to deny its consent in particular if the statics of the building, the technical equipment of the building or the fire safety and other safety and security equipment of the building (e.g. the sprinkler and ventilation systems) are affected by the alterations, or if they would result in changes to the fire safety concept, or if they require a permit/authorisation under building regulations. The Landlord may make its consent conditional on additional collateral being furnished by the Tenant in order to secure the Tenant’s dismantling obligation.

13.2	If the Tenant carries out any structural alterations, it shall be under an obligation to submit all architectural and engineering planning documents prepared and all other work performed in this context, the shop drawings of the contractors prepared for execution and the contract specifications (without prices) for the work contracted to the contractor and – after completion of the works – as-built plans of the building parts or facilities and installations to which the alterations relate to the Landlord (the plans shall be submitted on paper, in triplicate, and in digital format on a data carrier, as DXF files, on a CD-ROM, in duplicate), and shall transfer all rights of use and exploitation rights in those plans to the Landlord.

13.3	With respect to structural alterations, the Tenant shall comply with all applicable statutory provisions and shall, at its own risk and expense, obtain all authorisations or permits/approvals from the authorities which may be required. Before carrying out the works, the Tenant shall demonstrate to the Landlord that it has obtained such official authorisations and permits/approvals by submitting copies of them to the Landlord. The Tenant shall be liable for all damage caused in connection with structural alterations made by the Tenant.

§ 14

Landlord’s access to the Leased premises

14.1	The Landlord or an agent authorised by it shall have the right, subject to prior notification and appointment, to enter the Lease Object during normal business hours, in compliance with the safety regulations of the Tenant, to apprise themselves of the condition of the Lease Object. In cases of danger, access to the Lease Object shall be permitted at any time day or night. Except in cases of imminent danger, the Tenant shall be notified of this in advance.

14.2	If the Lease has been terminated or the Landlord intends to sell or otherwise transfer the building, the Tenant shall allow the Lease Object to be inspected during business hours, subject to prior notification of the time and date for the inspection on reasonable advance notice and in compliance with the safety regulations of the Tenant. Moreover, the Landlord shall have the right to put up signs etc. at suitable locations on the Lease property or on the facade pertaining to the Lease Object to inform the public that the Lease Object is available to let or that the building is to be sold or otherwise transferred.

§ 15

Company signs, advertising

15.1	The Landlord shall provide a wayfinding system for all tenants of the B1 building complex to guide visitors to their intended destination, as part of which the name of the Tenant shall be displayed on the tenant board in front of the entrance of the building, on the existing tenant board inside the entrance to the building, on the existing labelling in the lift and in front of the entrance to the Leased spaces. The Tenant shall be under an obligation to use only those signs and labels and shall make all templates etc. which are required for this purpose available to the Landlord. If the wayfinding system is changed during the term of this Agreement, the Tenant shall be under an obligation to cooperate with the necessary changes. If additional advertising spaces/directional signs are to be installed, this shall be subject to the overall concept and the decision of the Landlord.

The Landlord shall arrange for all necessary measures to be taken to install, modify and maintain the wayfinding system. All costs incurring for this to the Landlord shall be reimbursed by the Tenant. When the Lease terminates, the Landlord shall remove all signs and advertising structures provided for the Tenant and restore the signage and the advertising space to their original condition. All costs incurring for this shall also be reimbursed to the Landlord by the Tenant.

15.2	Apart from the cases agreed in § 15.1, the Tenant shall not be permitted to install or modify any facilities for advertising or promotional purposes (e.g. company signs, showcases, vending machines, etc.) outside the spaces leased for exclusive use and/or the Leased spaces without the prior consent of the Landlord. In particular, the Tenant shall not be permitted to install advertising and/or directional signs on the external facade of the building including the windows.

If the Landlord permits the Tenant to install additional advertising/directional signs on/at or inside the property, the Tenant shall be liable for all damage caused by improper fastening. If such signs have to be removed to be able to carry out certain works on the property, the costs of removing and reinstalling them shall be borne by the Tenant.

15.3	If permits/approvals or consents of any kind are required for advertising/directional signs, the Tenant shall obtain them at its own cost and shall demonstrate to the Landlord in writing that it has received them before commencement of the works. Upon termination of the Lease, the Tenant shall, at its own cost, remove all advertising/directional signs it installed on its own responsibility and shall and restore the original condition. Any manner of execution [of the works] required to restore the original condition must be agreed with the Landlord in advance and requires the approval of the latter.

§ 16

Subleasing

16.1	The Tenant shall be permitted to sublease or otherwise transfer the use of the Lease Object or any part of it to third parties only with the prior consent of the Landlord, which may only be denied for good cause. A condition for the consent of the Landlord to be granted is in any event that the subtenant generates only VATable turnover which does not exclude the deduction of input tax, and that the sublease agreement complies with the provisions of § 5.3 of the present Lease Agreement.

16.2	If the Lease Object is subleased, or its use is transferred to third parties, without authorisation, the Landlord may require the Tenant to terminate the sublease or other contract, and to regain possession of the spaces surrendered to a third party, without undue delay, at the latest, however, within one month. If this is not done, the Landlord may terminate the principal lease without having to observe a notice period.

16.3	The Landlord shall have the right to make its consent to subleasing conditional on a sublease surcharge being agreed. Such a surcharge may be charged only if a profit is generated thereby and shall in this event be limited to the total amount of such profit. All payments or non-cash remuneration promised or made by the subtenant for the surrender of use by way of subleasing shall be taken into account in calculating the amount of the subrent.

16.4	The Tenant shall be liable for all acts and omissions of the subtenant or the party to whom it surrendered the use of the Leased premises in the same manner as for its own acts.

16.5	In the event of subleasing or other surrender of use to third parties, the Tenant assigns all claims it is entitled to against the subtenant or the third party, including all rights of pledge, to the Landlord already now and hereby. Until further notice to the contrary is given by the Landlord, the Tenant shall nevertheless remain entitled to assert and enforce the claims assigned in its own name. The Landlord shall have the right to disclose the assignment if and when the Tenant is in default with the performance of its payment or other obligations for longer than two weeks. The assignment is made in lieu of performance [erfüllungshalber]. The Landlord shall, at its option, be under an obligation to re-assign the claims and rights of pledge assigned as collateral back to the Tenant if the aggregate of the nominal values of the claims and rights of pledge assigns exceeds 120% of the aggregate of the secured claims and this is the case not only for a short period of time.

§ 17

Set-off, retention rights and reduction of rent

The Tenant shall not have the right to set off any claims of the Landlord under this Agreement against counterclaims or to assert a right of retention or a reduction of rent [on the ground of defects], unless such counterclaim or right of retention or right to reduce the rent [ont he ground of defects] is undisputed or has been established res judicata on the merits and as to the amount. The Tenant’s right of action to assert counterclaims and claims to rent reduction [on the ground of defects] shall not be affected thereby.

§ 18

Legal duty to maintain safety

18.1	The Tenant shall have a legal duty to maintain safety [Verkehrssicherungspflicht] of the Leased spaces. With respect to the rental areas it leases for exclusive use, this duty shall be incumbent on the Tenant alone, and with respect to any rental areas it leases for shared use – other than the spaces for common use – this duty shall be incumbent on the Tenant together with the other occupants. In this context, the Tenant shall be under an obligation to indemnify the Landlord against all claims of third parties which are asserted against the Landlord for its failure to comply with the legal duty to maintain safety.

18.2	Apart from that, the legal duty to maintain safety shall be incumbent on the Landlord, in particular with respect to those spaces of the building which are for common use, the outdoor areas of the Lease property and the underground parking garage. All costs associated with the Landlord’s fulfilment of the legal duty to maintain safety shall be apportioned as part of the ancillary costs.

§ 19

Return of the Lease Object

19.1	At the end of the Lease term, the Tenant shall be under an obligation to return the Lease Object in a cleaned condition, free of defects and with all preventive and corrective maintenance agreed by contract duly carried out. Moreover, the Tenant shall return all Access Mechanisms to the Landlord when this Lease ends.

19.2	Before returning the Leased spaces, the Tenant shall carry out such renovation works and basic repairs [Schönheitsreparaturen] as are required to restore the condition that existed upon handover. The obligation of the Tenant to carry out such basic repairs/renovation works shall not apply if they are not necessary (yet) in view of the degree of wear and tear.

If such basic repairs/renovation works are not necessary in view of the degree of wear and tear that has occurred by the time when this Lease terminates, the Tenant shall reimburse the costs of such works to the Landlord pro rata, based on the degree of wear and tear that has occurred. The pro rata share of these costs which is to be borne by the Tenant shall depend on when such basic repairs/renovation works were carried out for the last time and when, based on the degree of wear and tear that has occurred, they would normally have to be carried out the next time. If no basic repairs have been carried out since the commencement of the Lease, the commencement of the Lease (and not the point in time when the last basic repairs/renovation works were carried out) shall be referred to in calculating the share of costs to be borne by the Tenant. A cost estimate to be obtained by the Landlord from a professional painting and decorating contractor shall be referred to as a basis for this calculation. However, the Tenant reserves the right to prove that the renovation works can be carried out in a professional manner at a more favourable price. If the Parties do not reach agreement on the amount of the costs and on the share to be borne by the Tenant, the amount of the costs and the share of these costs to be reimbursed by the Tenant shall be determined, at the request of one of the Parties, by a sworn independent expert to be named by the Chamber of Industry and Commerce [Handelskammer]. The decision of the expert shall be binding on both Parties to this Lease Agreement, unless it is manifestly incorrect or guided by manifestly extraneous considerations. Each Party shall be authorised to instruct the expert also on behalf of the other Party. The Parties shall each pay half of any advances which may be payable. The final costs shall be borne by the Parties in analogous application of the provisions of Secs. 91 et seq. of the German Code of Civil Procedure [Zivilprozessordnung – ZPO].

If the Tenant carries out the basic repairs/renovation works which have not yet become due itself, or has them carried out, completely and in a professional manner before the Lease terminates, it shall be released from the obligation to bear the costs specified above. The Tenant shall inform the Landlord in due time before it moves out of whether it wishes to avail itself of this right.

19.3	Any alterations to the Lease Object and/or fixtures and alterations of the Lease Object carried out by the Tenant and any changes the Tenant made to the decoration and/or design and to the furnishing and equipment of the Lease Object shall be deconstructed or reversed, respectively, by the Tenant at its own cost to restore the previous condition by the Lease terminates, unless the Landlord does not wish them to be deconstructed or reversed in exceptional cases. In particular, all (computer, telephone, etc.) cables the Tenant installed and any other installations contributed by the Tenant shall be removed. The Tenant shall commence the necessary works in sufficient advance so as to complete them by the time the Lease ends. If the Landlord does not wish the previous condition to be restored, no compensation shall be payable by the Landlord for any increase in value.

19.4	Instead of carrying out the necessary basic repairs, remedial and restoration works and preventive maintenance, the Landlord may request that the Tenant pay to the Landlord such amount as is required to have those works carried out (including site management, if necessary, and subsequent cleaning of the building). This request must be made in writing and must be received by the Tenant at the latest 4 months before the end of the Lease term. If the Landlord makes this request, the Tenant may return the Lease Object “as is” [wie es steht und liegt] on the last day of the Lease term, subject to the provisions of § 19.5.

In the event that there is a dispute over the scope of works in respect of which redemption is to be paid, or over the amount of the redemption payment to be made by the Tenant, the scope of works in respect of which redemption is to be paid and/or the amount of the redemption payment to be made by the Tenant shall be determined by a sworn independent expert to be named by the Chamber of Small Industries and Skilled Trades [Handwerkskammer]. The decision of the expert shall be binding on both Parties to this Lease Agreement, unless it is manifestly incorrect or guided by manifestly extraneous considerations. Each Party shall be authorised to instruct the expert also on behalf of the other Party. The Parties shall each pay half of any advances which may be payable. The final costs shall be borne by the Parties in analogous application of the provisions of Secs. 91 et seq. ZPO.

19.5	Any furnishings or equipment the Tenant provided the Leased premises with shall be removed by the Tenant. However, the Landlord can request that such furnishings or equipment be left behind in the premises when the Lease ends, provided that the Landlord undertakes to pay an amount to the Tenant which – taking into account technical wear and tear and economic ageing – corresponds to their present value, unless the Tenant has an interest in removing those items. The Parties shall state their point of view on this in sufficient advance so as to enable agreements to be made to this effect in due time before the property is vacated. In the event that there is a dispute over their present value, their present value shall be determined by a sworn independent expert to be named by the Chamber of Small Industries and Skilled Trades. The decision of the expert shall again be binding on both Parties to this Lease Agreement, unless it is manifestly incorrect or guided by manifestly extraneous considerations. Each Party shall be authorised to instruct the expert also on behalf of the other Party. The Parties shall each pay half of any advances which may be payable. The final costs shall be borne by the Parties in analogous application of the provisions of Secs. 91 et seq. ZPO.

19.6	If the Tenant has not carried out the preventive and corrective maintenance, remedial, basic repair or restoration works it is required under the provisions of this Agreement to perform by the time the Lease ends, or has not carried them out completely or not as required, by the time the Leased spaces are returned, and the Landlord has not claimed a redemption payment pursuant to § 19.4, the Tenant shall – notwithstanding any further claims for damages – continue to pay the rent and ancillary costs for the time during which the Leased spaces cannot be re-leased, or any follow-on tenant cannot move into the Leased premises, because those works are being carried out.

§ 20

Other agreements

20.1	The Landlord shall not grant the Tenant any kind of contractual or statutory protection against competition or with respect to a particular range of goods. Accordingly, the Tenant shall not make any claims against the Landlord or any other tenant of the B1 building complex for protection against competition.

20.2	In the event that the Lease property is to be sold or otherwise transferred or turned over to a third party, the Landlord shall have the right to transfer all rights and obligations under this agreement to that third party, without the consent of the Tenant being required, before the transfer of title is entered in the land register.

20.3	The Tenant shall be under an obligation to notify the Landlord of any changes in its company name or legal form without undue delay and to submit an extract from the commercial register which shows the changes concerned.

20.4	The Tenant gives its consent to the Landlord and/or its estate manager storing general contract, invoicing and performance data in joint data collections, and disclosing the same to insurers and/or public authorities and/or other companies of the estate management company’s group of companies, if this is required for the proper performance of matters concerning this Lease Agreement. The data shall be processed within the aforesaid meaning after conclusion of the Agreement within the data processing system the Landlord and/or its estate manager uses for this purpose.

20.5	The Landlord has retained HIH Hamburgische Immobilien Handlung GmbH (hereinafter also referred to as “HIH”) to undertake the estate management of the B1 building and has granted it the right to delegate the powers of attorney granted to it to this effect. In exercise of this right, HIH has retained HIH Property Management GmbH (hereinafter also referred to as “HIH PM”) to undertake the estate management of the property. Based on that, both HIH and HIH PM are each individually entitled and authorised – until further notice – to perform all legal acts on behalf of the Landlord to amend, alter and dissolve the Lease, including to terminate it and to take receipt of declarations of the Tenant on behalf of the Landlord.

§ 21

Final provisions

21.1	This Agreement contains the entire agreement between the Parties. No side agreements have been made, or any side agreements which may exist are hereby cancelled. This Agreement is executed in duplicate. Each party shall receive one original.

21.2	In entering this Agreement, the Landlord is represented by the person(s) whose signature(s) appear(s) in the signature block. An extract from the commercial register for the Landlord is attached hereto as Annex 4 as proof of his/her/their power of representation.

In entering this Agreement, the Tenant is represented by the person(s) whose signature(s) appear(s) in the signature block. An extract from the commercial register for the Tenant is attached hereto as Annex 5 as proof of his/her/their power of representation.

21.3	Changes and/or amendments to this Agreement must be made in writing in order to be valid. This shall also apply for changes to the present clause. The written form requirements of Secs. 550 in conjunction with 578 Para. 1 BGB are known to the Parties. They agree that this Lease Agreement shall be entered into in written form pursuant to Secs. 550, 578 BGB. They mutually undertake hereby, at the request of a Party at any time, to take all actions and make all declarations that are required in order to comply with this requirement of written form, and not to terminate this Lease Agreement early based on non-compliance with the requirement of written form. This shall apply not only for the formation of the original agreement, but also for any addenda, amendments and supplements thereto.

In the event that the Lease Object is sold or otherwise transferred, the acquiring party shall not be precluded from invoking non-compliance with the requirement of written form. However, the Tenant undertakes to enter into an addendum satisfying the requirement of written form with the acquiring party at the request of the latter by which the content described in the foregoing paragraph is also made part of the subject matter of the contract between the Tenant and the acquiring party.

21.4	Should any provisions of this Agreement be or become invalid or unenforceable, or should this Agreement be found to have a gap, the validity of the remaining provisions of this Agreement shall not be affected thereby. In lieu of the invalid, unenforceable or missing provision, the Parties shall agree on such valid or enforceable provision as most approximates the economic result of the invalid, unenforceable or missing provision in a legally admissible manner. The Parties shall be under an obligation to agree on a provision to this effect.

21.5	The following Annexes are integral parts of this Agreement:

Annex 1:     Layout plan of the Lease property

Annex 2a:   Layout plan of the Leased spaces on the 11th floor

Annex 2b:   Layout plan of the Leased spaces in the 10th basement [sic!]

Annex 2c:   Layout plan of the underground parking spaces in the 2nd and 3rd basement

Annex 2d:   Layout plan of the outdoor parking spaces

Annex 3:     General specifications of the construction works, quality and equipment

Annex 4:     Extract from the commercial register for the Landlord

Annex 5:     Commercial register extract for the Tenant

The Parties agree that, in the event of conflicts between information stated/provisions set out in the Annexes on the one hand and the provisions of this Lease Agreement, the provisions of this Lease Agreement shall prevail.

21.6	This Lease Agreement shall take effect immediately once validly signed by the Parties. It is executed in two originals and the Tenant shall receive one signed original of this Agreement. The Party first signing this Agreement shall keep its offer for entering into this Lease Agreement open for acceptance for a period of 3 weeks.

Hamburg, 15 September 2011	Düsseldorf, 7 September 2011
Place/date	Place/date

/s/ Eitel Coridass [Stamp: Warburg-Henderson]	/s/ Peter Vinnemeier
Signature/company stamp of the Landlord	Signature and company stamp of the Tenant(s)

[Stamp: Eitel Coridass] [Stamp: Andreas Tintemann]	Peter Vinnemeier
Print name(s) of signatory/signatories	Print name(s) of signatory/signatories

[Stamp: trivago]

Annex I Lease Agreement B1

AUSZUG AUS DEM LIEGENSCHAFTSKATASTER	Landeshauptstadt Düsseldorf - Der Oberbürgermeister
- Liegenschaftskarte/Flurkarte -	- Vermessungs- und Katasteramt -
Standardauszug	Gemeinde Stadt Düsseldorf
Maßstab 1 : 1000	Gemarkung Derendorf, Flur 1
Datum: 14.01.2004	Flurstück 502,503,585,656,659,660,671,672

H 5679 468 m

R 2553 929 m
Kennedydamm
670
503
501
3975
669
532
658
671
672
656
502
655
584
660
Bennigsen-Platz
659
412
585
177
528
R 2553 765 m

H 5679 255 m

Der Auszug ist maschinell erzeugt, er ist ohne Unterschrift gültig.

Dieser Auszug ist gesetzlich geschützt (§3 Abs. 1 VermKatG NW). Vervielfältigungen, Umarbeitungen, Veröffentlichungen oder die Weitergabe an Dritte nur mit Zustimmung des Herausgebers, ausgenommen Vervielfältigungen und Umarbeitungen zur innerdienstlichen Verwendung bei Behörden oder zum eigenen Gebrauch.

Annex 2a B1

ANLAGE 2a

A1 - 46 AP's
A2 - Empfang
B1 - 34 AP's
B2 - 38+3 AP's
11. OG
AP's 118+3 (94+3)

Achtung: Position der Bodentanks kann sich bei der Verwendung von Stehleuchten verändern!!!

NEU: ca. 56 Stk.

Aktivierung der bereits vorhandenen Bodentanks

bereits vorhandene Bodentanks; Nutzung/ Rückbau noch zu klären

Anmerkungen:

Verteiler

05.09.11	x		
02.09.11	x	x	
01.09.11	x	x	
30.08.11	x		
25.08.11	x		
	Bauherr	Hr. Howe	

Die Pläne bzw. deren Inhalt bleiben geistiges Eigentum des Planherstellers und dürfen nur absprachegemäß und im Sinne des Planherstellers verwendet werden.

Sämtliche Maße sind vom Ausführenden vor Ort verantwortlich zu prüfen; eventuelle Abweichungen sind dem Architekten unverzüglich zu melden!

Planungsgrundlage sind die CAD-Grundrisse, zur Verfügung gestellt von arctum architectural solutions am 23.08.2011.

	Änderung / Ergänzung	Gez.	Datum
h			
g			
f			
e	Änderung Think Tanks, Serverfläche	JB	05.09.2011
d	Änderung Ausl. Think Tanks	MG	02.09.2011
c	Änderung GI Büro / Konferenz	MG	01.09.2011
b	Änderung Position/ Anzahl Bodentanks	JB	01.09.2011
a	Anpassung Möblierung	JB	25.08.2011

Projekt

trivago GmbH
Kaiserswerther Straße 229
40474 Düsseldorf

räum.atelier

Goldemann Scholz GbR
Marleen Goldemann-Sasbek
Verena Hasilewicz

Bagelstraße 130
40479 Düsseldorf

0211-24 83 236
info@raumatelier.de

Planinhalt

Konzeptplanung
11.OG - Variante 2

Maßstab	Proj.-Nr.	Plan-Nr.
1:100 A1	2-11110	
Datum	Gez.	
24.08.11	MG/JB	03 e

Annex 2b B1

ANLAGE 2b

10. OG
AP's 116 (106)

Anmerkungen

Verteiler

05.09.11	x	
02.09.11	x	x
01.09.11	x	x
30.08.11	x	
25.08.11	x	
	Bauherr	Hr. Howe

Die Pläne bzw. deren Inhalt bleiben geistiges Eigentum des Planherstellers und dürfen nur absprachegemäß und im Sinne des Planherstellers verwendet werden.

Sämtliche Maße sind vom Ausführenden vor Ort verantwortlich zu prüfen; eventuelle Abweichungen sind dem Architekten unverzüglich zu melden!

Planungsgrundlage sind die CAD-Grundrisse, zur Verfügung gestellt von arctum architectural solutions am 23.08.2011.

	Änderung / Ergänzung	Gez.	Datum
h			
g			
f			
e	Änd. Thini Tanks, Serverräume	JB	05.09.20
d	Änd. Bodentanks, Anp. Sonderbereiche	MG	02.09.20
c	Änderung Position Küche	JB	01.09.20
b	Änderung Position/ Anzahl Bodentanks	JB	01.09.20
a	Anpassung Möblierung	JB	29.08.20

trivago GmbH
Kaiserswertherstraße 229
40474 Düsseldorf

raum.atelier

Konzeptplanung
10.OG - Variante 2

Bagelstraße 139
40479 Düsseldorf
0211 24 83 236

Maßstab	Proj.-Nr.	Plan-Nr.
1:100 A1	2-11110	
Datum	Gez.	
24.08.11	MG/JB	04.e

Annex 2c B1

[Translation from German]

ANNEX 3

[Logo: B1]

Project:	B1
Bennigsen-Platz 1
40474 Düsseldorf

Interior fit-out specifications

Last amended: 5 Sep. 2011

[Logo: B1]

Table of contents

0. General description	3

1. General fit-out standards	5

2. Offices	7

3. Conference rooms	8

4. Corridor in office spaces	9

5. Kitchenette	10

6. WC	11

7. Server room

8. Entrance hall and lobby on the ground floor

9. Lift lobby on the upper floors and in the basements

[Logo: B1]

Fit-out works to be carried out by the Landlord, unless specified as Tenant’s works herebelow.

0.	General description
The building was designed by HPP architects as an office and administration building with underground parking garage in the early 1970s. Its present owner, Warburg-Henderson Kapitalgesellschaft für Immobilien GmbH (via HIH Hamburgische Immobilien Handlung GmbH), is currently undertaking a comprehensive refurbishment of the building and its exteriors within the boundaries of the property.

Design of the building structure

The structural elements of the existing building are preserved without change. This applies in particular to the supporting structure and the braced core. The access to the building will continue to be from Bennigsen-Platz but will be relocated approx. 6 m westwards. The entrance ramp in front of the building, which bridges a level difference between the forecourt and the ground floor of approx. 1.40 m, provides access, through the new draught lobby, to the entrance hall, from where the central service core of the building with lifts and staircases can be reached. The lift lobbies provide access to the office spaces on all upper floors and on the ground floor. Each office floor is divided into 2 fire compartments with direct access to an emergency escape route. This allows each office floor to be divided into two possible rental areas of equal size. Moreover, each rental area can be divided into two usable areas. This allows the creation of what is known as 400 m² units without having to provide the necessary office corridors. The location of the walls in fire-safe quality which divide the rental areas and usable areas is mandatory and must not be changed. Connecting doors are allowed to be installed in those walls. The doors shall be executed so as to be normally open and close automatically only in case of a fire.

Unlike all other above-ground floors, the 11th floor is to be provided with a terrace measuring approx. 44 m² along the western facade of the building. The facade structure will be continued in the area of the terrace so as to provide an area open to the sky which is protected from wind by the facade. The terrace is accessible from the adjoining circulation areas through doors; glazing provides visual contact between the office space and the terrace. An outdoor socket will be installed to supply electricity to the terrace. New roof structures shall be added above the 11th floor to accommodate the most important building services equipment. The equipment areas are recessed from the facade of the building around its circumference; the flat roofs will be provided with extensive greenery, considering, however, the necessary movement areas and manoeuvring room for the facade access system. Except for the four gable walls, the spaces in the 1st basement are lit by daylight through the facade and light wells arranged on the outside. Therefore, these spaces can be used both as office spaces and as archive spaces. Special types of use, e.g. as a gym and/or lounge, have to be applied for separately in coordination with the permit authorities. Due to the topography of the site, the southern facade of the 1st basement is accessible through an existing delivery yard, which shall be preserved. The existing facade and fit-out grid of 1.875 m will be kept unchanged. The structural supports of the building are centred in cells of this fit-out grid.

[Logo: B1]

Design of the height of the building

Floors one to nine have floor-to-floor height of approx. 3.73 m; the 10th floor was executed with a floor-to-floor height of over 4.50 m. In preparation for the planned addition of a new floor, the 10th floor will be dismantled and two new floors (10th and 11th floor) with a normal floor-to-floor height of approx. 3.73 m will be newly built. The floor-to-floor height available on the ground floor is approx. 4.50 m. Like the upper floors, the 1st basement was built with a floor-to-floor height of approx. 3.73 m. On the upper floors, there is a clear room height of approx. 2.80 m available in the office spaces.

Design of the façade

The existing facade structure including the solid parapet elements will be completely dismantled. A new modular metal-glass facade in white colour will be installed. It will follow the general 1.875 m fit-out grid structure. In every second facade axis, the facade element will be vertically divided. The smaller element will be executed as an openable side-hung window. The facade window element next to it and the following facade module are designed as window glazing. The height of the window elements is approx. 2.30 m. The parapet elements are provided with modular aluminium cladding. The openable windows of two floors, respectively, will be covered with white PTFE screens of equal width which are hung slightly in front of the facade. Shading is provided by exterior venetian blinds (rail-guided).

In the parapet area, decentralised ventilation units are to be provided in every second fit-out axis. The interior parapets will be fully cladded, including in the axes where no ventilation units are provided. The parapet shall be executed with a construction height of approx. 50 cm and a construction depth of approx. 46 cm.

[Logo: B1]

Design of the underground parking garage

The underground parking garage is in the 2nd basement; it is accessible to passenger cars via the separate entrance and exit ramps on the western side of the building and to pedestrians via the central service core of the building with a total of 5 lifts and two necessary interior stairwells. Access from the underground parking garage to the lifts and emergency staircases is via 4 locks which are arranged in the middle of each of the four sides of the core. The main change in the underground parking garage is that the existing double parking systems and the formerly elevated feeder lane are to be dismantled and that, as a result of that, a new intermediate level is to be installed. While the annular arrangement of the horizontal access ways and the location of the parking spaces is to be preserved, all parking spaces are now accessible directly on the respective level where they are located. The four accesses to the lift and staircase core are preserved; the resulting height offsets are bridged by one connecting staircase per access. The four connecting stairs are enclosed by walls and doors and are therefore defined as locks.

To provide access to the new parking levels, separate entrance and exit ramps have to be newly built in the existing layout of the ramp structure. The entrance and exit ramps, respectively, connect to the upper parking deck and the lower parking deck successively. An internal vehicle connection between the two parking levels is not planned to be provided and cannot be provided. The number of car parking spaces that will be available in the future on the two underground parking levels will be 216 parking spaces.

Outdoor areas

The area between the main entrance and Bennigsen-Platz will be re-designed in coordination with the municipality of Düsseldorf and the neighbour. The existing green link east and west of Kennedydamm will be expanded, i.e. the green area of Bennigsen-Platz will be integrated into the green link so as to create the impression of an open parkland area. An impressive, spacious, open forecourt will be created that invites people to linger. The existing planting will be removed, and the forecourt will be laid with large slabs. Partly lit hugel beds with trees and outdoor lighting by lighting columns are integral parts of the design.

1.		General fit-out standards
1.01	Installation of signs	In general, the installation of signs is part of the Tenant’s scope of work. The Landlord shall assign a location and/or position on a column on the forecourt and on a tenant directory board in the lobby of the building to the Tenant for its promotional presentation. The advertising structure shall be provided by the Landlord. The size and layout of the letters shall be coordinated with the Landlord and must be approved by the latter. The appearance of the signs to be installed by the Tenant must fit the overall appearance of the building.

1.02	Lock cylinders	Locking system with master keys, group keys, individual keys and special keys as agreed with the Tenant, make Abus or equivalent.

[Logo: B1]

1.03	Shading (exterior)	Exterior venetian blinds made of aluminium on the facade for all offices and conference rooms. Motor driven, controlled room by room according to the layout of the Tenant and overriding central control for each cardinal direction separately.

The smallest separable unit shall be a room with two axes. In this case, both shading devices shall be controlled via one control unit. If the dividing walls between offices are subsequently moved, the group control of the individual shading louvers can be adjusted to the new room layout by changing the coupling in the facade and the motor control units.

1.04	Glass facade	Openable side-hung windows in every second facade axis

1.05	Fire extinguishers	Will be provided by the Landlord in accordance with the requirements of the authorities

1.06	Imposed loads	approx. 3.2 kN/m²

1.07	Intercom system	One door intercom point per rental unit (max. 2 per floor), with a wireless indoor handset for reception with integrated monitor connected to the receiver and video camera at the main entrance on the ground floor and at the vehicle entrance of the underground parking garage and the entrances to the garage. The intercom system can be connected to the Tenant’s own telephone switchboard at the cost of the Tenant.

1.08	Emergency lighting	The emergency lighting will be integrated into the general lighting of the corridors.

1.09	Emergency escape pictographs	According to the specifications of the fire safety concept

1.10	Partition walls between rental areas	Sound proofing: R´w 52 dB

1.10	Access doors	The access doors will be provided with electric locks which can be operated via a touchless transponder system. The locking and intercom systems are provided with integrated readers for transponder keys (electronic keys). The electric lock of the entrances to the buildings, the underground parking garage and the access door to the Leased spaces is released by operating the electronic key.

1.11	Electrical installations	Power floor boxes with 1 x 230 V double socket for normal power and 1 x 230 V double socket for computer equipment with separate fuse protection. Vacant place for 2 x RJ-45 double socket (Cat. 6)

1.12	Acoustics	A sound-absorbing ceiling will not be provided in smaller office units (up to 3 axes). They will be provided with smooth plasterboard ceilings.

[Logo: B1]

Offices extending over 4 axes or greater and open-space areas shall be provided with acoustic absorption (perforated plasterboard ceilings with 15% of perforations and a mineral wool layer).

2.		Offices

Design
	Floor/ceiling	Reinforced concrete
	Wall	Plasterboard, glass facade
	Clear room height	approx. 2.80 m

Fit-out

2.01	Ceiling	Suspended plasterboard ceiling, smooth, primed with emulsion paint, semi-gloss

2.02	Floor finish	Textile flooring, castor-proof, antistatic, hard-wearing, e.g. make Nordpfeil Color 590 or equivalent, broadloom; the Tenant may specify an alternative flooring for the corridor area at a material price of EUR 75.00 net, provided it informs the Landlord of this in writing by 15 September 2011.

2.03	Skirting	Carpet skirting with bound edges, around the perimeter, matching the flooring

2.04	Floor	Raised floor with floor boxes

2.05	Walls	Plasterboard walls with stud framing, double-planked, primed and ground, emulsion-painted in white, semi-gloss, sound proofing: R´w 42 dB

Glass walls will be carried out as a simple type of construction without any special sound proofing requirements applying.

The walls of the open think tanks will be executed as plasterboard walls with a height of 2.00 m.

2.06	Interior supports	Emulsion-painted, semi-gloss

2.07	Door	Single-leaf door, surface HPL coated. Door height: 2.135 m, width: 1.01 m, sound proofing 27 dB

2.08	Door casing	Closed frame, lacquered, frame height: approx. 2.50 m, width: 1.01 m. Fixed glass skylight

2.09	Door fittings/door stopper	Stainless steel, brushed satin finish

2.10	Lighting	Linear luminaires with direct and indirect light distribution as room lighting. Alternatively, ceiling outlet and mounting points according to Tenant’s specifications for free-issue lamps, In addition, one recessed downlight per axis along the corridor wall. The prescribed LUX levels will be complied with.

[Logo: B1]

2.11	Switch(es)/socket	Control elements to control the shading and lighting, socket for cleaning purposes

2.12	Floor boxes	One floor box per 2 axes at a distance of approx. 1.0 m from the facade to provide 230 V cabling. Further floor boxes according to the design underlying the Lease Agreement.

2.13	Cooling/heating/ventilation	Heating and cooling via facade-integrated ventilation units; additional cooling by cooling ceilings. The fact that the input temperature of the cooling ceilings can be variably controlled ensures that the temperature does not fall below the dew point. Moreover, the windows are provided with contacts. Ventilation via facade-integrated ventilation units; the air exchange rate can be controlled in incremental steps from 3.5 m³/h/m² to 5.5 m³/h/m². The sound level of the FSL units is max. 35 dB(A). The combination of FSL units and cooling ceilings ensures that a temperature difference of 6 °C between outside (max. 32 °C) and inside temperature is maintained. A minimum room temperature of 20 °C can be achieved at any time.

The internal multi-zones are ventilated by a central ventilation system with variable air flow rate. Air exchange rate according to DIN 1946-2: 30 m³/h per person. The intake temperature is +16 °C all year around, the air flow rate is reduced or increased depending on the room temperature. The FSL units are provided with heat recovery.

3.		Conference rooms

Design
	Floor/ceiling	Reinforced concrete
	Wall	Plasterboard, glass facade
	Clear room height	approx. 2.80 m

Fit-out

3.01	Ceiling	Suspended plasterboard ceiling, smooth, primed with emulsion paint, semi-gloss

3.02	Floor finish	Textile flooring, castor-proof, antistatic, hard-wearing, e.g. make Carpet Concept, Toucan-T, Nordpfeil or equivalent, broadloom

3.03	Skirting	Carpet skirting with bound edges, around the perimeter, matching the flooring

3.04	Floor	Raised floor with floor boxes

3.05	Walls	Plasterboard walls with stud framing, double-planked, primed and ground, emulsion-painted in white, semi-gloss, sound proofing: R´w 52 dB

[Logo: B1]

3.06	Interior supports	Emulsion-painted, semi-gloss

3.07	Door	Single-leaf door, surface: laminated finish. Door height: 2.135 m, width: 1.01 m, sound proofing 37 dB

3.08	Door casing	Closed frame, lacquered, frame height: approx. 2.50 m, width: 1.01 m, fixed glass skylight

3.09	Door fittings	Stainless steel, brushed satin finish/door stopper(s)

3.10	Lighting	Linear luminaires with direct and indirect light distribution as room lighting. Alternatively, ceiling outlet and mounting points according to Tenant’s specifications for free-issue lamps,

3.11	Switch(es)/sockets	Control elements to control the shading and lighting, sockets for cleaning purposes

3.12	Floor boxes	One floor box per 2 axes at a distance of approx. 1.0 m from the facade to provide 230 V cabling. Further floor boxes according to the design underlying the Lease Agreement.

3.13	Multimedia equipment	Each conference/training room will be provided with a ceiling mount for a video beamer or a wall mount for a TFT screen at a location to be specified by the Tenant. The power cables will be run to a floor box in the room. All cable holders/brackets and multimedia cables required for this purpose will be provided by the Tenant on a free-issue basis.

3.14	Cooling/heating/ventilation	Heating and cooling via facade-integrated ventilation units; additional cooling by cooling ceilings. The fact that the input temperature of the cooling ceilings can be variably controlled ensures that the temperature does not fall below the dew point. Moreover, the windows are provided with contacts. Ventilation via facade-integrated ventilation units; the air exchange rate can be controlled in incremental steps from 3.5 m³/h/m² to 5.5 m³/h/m². The sound level of the FSL units is max. 35 dB(A). The combination of FSL units and cooling ceilings ensures that a temperature difference of 6 °C between outside (max. 32 °C) and inside temperature is maintained.

The internal multi-zones are ventilated by a central ventilation system with variable air flow rate. Air exchange rate according to DIN 1946-2: 30 m³/h per person. The intake temperature is +16 °C all year around, the air flow rate is reduced or increased depending on the room temperature. The FSL units are provided with heat recovery.

4.		Corridor in office spaces

Design
	Floor/ceiling	Reinforced concrete
	Wall	Reinforced steel, brickwork, plasterboard, glass facade
	Clear room height	approx. 2.80 m

[Logo: B1]

Fit-out

4.01	Ceiling	Suspended plasterboard ceiling, smooth, primed with emulsion paint, semi-gloss

4.02	Floor finish	Textile flooring, castor-proof, antistatic, hard-wearing, e.g. make Carpet Concept, Toucan-T, Nordpfeil or equivalent, broadloom

4.03	Skirting	Skirting with bound edges, around the perimeter, matching the flooring

4.04	Floor	Raised floor with floor boxes and inspection openings

4.05	Walls	Plasterboard walls with stud framing, double-planked, primed and ground. Emulsion-painted in white, semi-gloss

4.06	Core walls	Interior plaster, primed, emulsion-painted in white, semi-gloss

4.07	Interior supports	Emulsion-painted, semi-gloss

4.08	Corridor doors	Single-leaf lacquered steel doors (permanently open) Door height approx. 2.45 m, the door width will be adapted to the width of the corridor.

4.09	Door fittings/door stopper	Stainless steel, brushed satin finish

4.10	Lighting	Recessed downlights; lighting to be integrated in the suspended ceiling.

4.11	Switch(es)/socket	Control elements to control the shading and lighting. Sockets will be provided as sockets for cleaning purposes.

5.		Kitchenette
Design
	Floor/ceiling	Reinforced concrete
	Wall	Plasterboard, glass facade
	Clear room height	approx. 2.80 m

Fit-out

5.01	Ceiling	Suspended plasterboard ceiling, smooth, primed with emulsion paint, semi-gloss

5.02	Floor finish	Linoleum, colour of Tenant’s choice, e.g. make Marmoleum or equivalent. Existing parquet flooring to be preserved.

5.03	Skirting	Skirting to match floor finish, around the perimeter

5.04	Floor	Raised floor

[Logo: B1]

5.05	Walls	Plasterboard walls with stud framing, double-planked, primed and ground, emulsion-painted in white, semi-gloss

5.06	Interior supports	Emulsion-painted, semi-gloss

5.07	Door	Single-leaf door, surface: laminated finish, door height: 2.135 m, width: 1.01 m, without any sound proofing requirement applying

5.08	Door casing	Closed frame, lacquered, frame height: approx. 2.135 m, width: 1.01 m

5.09	Lighting	Recessed downlights; lighting to be integrated in the suspended ceiling.

5.10	Switch(es)/sockets	Control elements to control the shading and lighting, socket for cleaning purposes

5.11	Ventilation	The kitchenettes shall be mechanically ventilated via a central system.

5.12	Fixture 1/linear kitchen counter block	e.g. make Leicht or Allmilmö or equivalent, fronts of kitchen counter blocks plastic-coated, colour of Tenant’s choice, stainless steel handles, worktops executed as laminated board with sink cut-out, back walls in the worktop areas made of glass, cupboards lockable

5.13	Fixture 2/ELT appliances	Equipment: Refrigerator with a net capacity >200 l (no freezing compartment), dishwasher, microwave, boiler, e.g. Siemens or equivalent, sink with drip tray; angle valve for water supply. The kitchen on the 10th floor will in addition be provided with a 4-ring ceramic hob cooker with extractor hood and an additional refrigerator.

6.		WC rooms

Design
	Floor/ceiling	Reinforced concrete
	Wall	Reinforced steel, brickwork, plasterboard
	Clear room height	approx. 2.50 m

Fit-out

6.01	Ceiling	Suspended plasterboard ceiling, primed with emulsion paint, semi-gloss

6.02	Floor finish	Tiles size 10 * 10 cm, make V&B or equivalent

6.03	Floor	Raised floor/screed

6.04	WC partitioning walls	Plasterboard walls with stud framing, double-planked, primed and ground, acrylic-painted in white, semi-gloss from a height of approx. 1.20 m

[Logo: B1]

6.05	Wall coverings	Tiles size 10 * 10 cm, installed along the perimeter up to a height of approx. 1.20 m, make V&B or equivalent

6.06	WC door	Single-leaf door, surface: laminated finish, door height: 2.135 m, width: 0.635 m, without any sound proofing requirement applying

6.07	WC door casing	Closed frame, lacquered, frame height: approx. 2.135 m, width: 0.635 m

6.08	Lighting	Recessed downlights integrated in the suspended ceiling

6.09	Switch(es)/sockets [missing in the documentation]	Control elements to control the lighting, socket for cleaning purposes

Annex 4 B1

Commercial Register B of the Hamburg District Court – dated 10.03.2011 – HRB 82406 p1

APPENDIX 4

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1

a)

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

b)

Hamburg

c)

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

EUR 5,150,000.00

a)

The company is represented by two managing directors or by one managing director together with an authorised representative.

b)

Managing directors:

Walter, Joachim Albrecht, Seevetal, *30/06/1940 authorised to represent the company jointly with another managing director or an authorised representative.

Managing directors:

Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965 authorised to represent the company jointly with another managing director or an authorised representative.

					a) Limited liability company Articles of association dated 19/06/2001, amendment of the articles of association dated 11/04/2001.	a) 23/01/2002 Dr. Meixner b) Articles of association page 8 et. seqq. special volume

2				Collective power of attorney together with a managing director or another authorised representative: Howard, Michael Robert, Hamburg, *06/04/1961		a) 22/02/2002 Meyer-Brunswick

3				Collective power of attorney together with a managing director or another authorised representative: Hoffmann, Klaus, Hamburg, *28/07/1958		a) 06/05/2002 Martens

4			b) Appointed: Managing directors: Dr. Klöppelt, Henning, Bad Soden, *19/10/1963 authorised to represent the company jointly with another managing director or an authorised representative.			21/07/2003 Schiller r

Annex 4 B1

Commercial Register B of the Hamburg District Court – dated10.03.2011 – HRB 82406 p 43

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
5			b) Managing directors: Walter, Joachim Albrecht, Seevetal, *30/06/1940			a) 21/07/2003 Schiller

6

b)

Appointed

Managing directors:

Coridaß, Eitel, Hochheim am Main, *05/11/1968 authorised to represent the company jointly with another managing director or an authorised representative.

Appointed

Managing directors:

Howard, Michael Robert, Hamburg, *06/04/1961 authorised to represent the company jointly with another managing director or an authorised representative.

				Expired power of attorney Howard, Michael Robert, Hamburg, *06/04/1961		a) 03/08/2007 Meier

7			b) Resigned Managing directors: Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965			a) 21/01/2008 Thomas

Annex 4 B1

Commercial Register B of the Hamburg District Court – dated10.03.2011 – HRB 82406 p 44

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
8

c)

(1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz]. The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real estate investment funds separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act.

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in paras. 1 and 2.

					a) The shareholders meeting held on 04/06/2008 passed a resolution regarding the amendment of the articles of association in Articles 2 (Purpose), 7, 8, 9, 10 and 16 (Notifications).	a) 18/08/2008 Bremer

9

Collective power of attorney together with a managing director or another authorised representative:

Dufieux, Camille Elisabeth Fabienne, Hamburg, *22/09/1969

Schwesig, Frank, Kellinghusen, *07/03/1971 Gumb, Ralph, Bensheim, *05/06/1966

						a) 23/09/2008 Thomas

Annex 4 B1

Commercial Register B of the Hamburg District Court – dated10.03.2011 – HRB 82406 p 45

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

10	b) Business address: Fuhlentwiete 12, 20355 Hamburg			Expired power of attorney Gumb, Ralph, Bensheim, *05/06/1966		a) 12/01/2009 Thomas

11				Collective power of attorney together with a managing director or another authorised representative: Dr. Cohn-Heeren, Daniela, Hamburg, *30/11/1975 Tintemann-Achenbach, Andreas, Hamburg, *30/03/1971		a) 28/06/2010 Thomas

Annex 5 B1

Commercial Register B of the Düsseldorf District Court – dated 26.07.2011 – HRB 51842 p1

APPENDIX 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1	a) trivago GmbH b) Düsseldorf c) The development and operation of theme-based Internet portals, in particular also in connection with the brokerage of travel services.	EUR 25,000.00

a)

If only one managing director is appointed, that managing director will represent the company alone. If several managing directors are appointed, the company is represented by two managing directors or by one managing director together with a proxy. Sole representation authority may be granted to one or several managing directors. Each managing director may be exempted from the restrictions of Section 181 BGB.

b)

Managing directors:

Schrömgens, Rolf, Düsseldorf, *02/06/1976 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing directors:

Dr. Stubner, Stephan, Munich. *19/06/1974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing Director

Vinnemeier, Peter, Düsseldorf, *10/09/1974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

					a) Limited liability company Articles of association dated 11/04/2005	a) 30/05/2005 Koelpin b) Articles of association page 7 et. seqq. special volume

2

a)

The shareholders meeting held on 06/04/2006 passed a resolution regarding the amendment and redrafting of section 10 (Shareholder resolutions) with respect to para. 4 and section 12 (Power of disposition over shares) with respect to paras. 1 and 3.

a) 13/04/2006 Haueiss b) Decision page 20 et. seq. special volume Articles of association page 28 et. seqq. special volume

3		EUR 26,250.00

b)

No longer managing director:

Dr. Stubner, Stephan, München, *19/06/1974

Appointed as managing director:

Siewert, Malte, Düsseldorf, *08/12/1974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

a)

The shareholders meeting held on 26/10/2006 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 26,250.00.

a) 16/11/2006 Haueiss b) Decision page 41 et. seq. special volume Articles of association page 50 et. seqq. special volume

Annex 5 B1

Commercial Register B of the Düsseldorf District Court – dated 26.07.2011– HRB 51842 p 47

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
4		EUR 32,050.00

a)

The shareholders meeting held on 06/02/2007 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 5,800.00 to EUR 32,050.00. Furthermore, the following was added or amended: Sections 5 (Legal transactions requiring consent), 10 (Shareholder resolutions) and 12 (Power of disposition over shares).

a) 21/03/2007 Haueiss

5		EUR 36,100.00.

a)

The shareholders meeting held on 02/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital from EUR 32,050.00 by EUR 4,050.00 to EUR 36,100.00.

Furthermore, sections 5 (Legal transactions requiring consent), 9 (Shareholders meeting) and 10 (Shareholder resolutions) of the articles of association were amended. A new section 11 (Advisory board) was added. The following sections 11-18 thus become sections 12-19.

a) 18/01/2008 Haueiss

6		EUR 36,600.00

a)

The shareholders meeting held on 31/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital by EUR 500.00 to EUR 36,600.00.

a) 10/04/2008 Pollmächer

7	b) Change of business address: Kaiserswerther Str. 229, 40474 Düsseldorf	EUR 37,850.00

a)

The shareholders meeting held on 30/11/2010 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 37,850.00.

a) 08/12/2010 Haueiß

8					a) By means of the shareholders resolution held on 06/01/2011, the articles of association were redrafted without information to be entered being affected.	a) 19/01/2011 Pollmächer

Rider No. 1

to the commercial lease agreement dated 07/09//15/09/2011

regarding the office and ancillary areas of the building

“B1”

Benningsenplatz 1 in 40474 Düsseldorf

between

Warburg-Henderson Kapitalanlagegesellschaft für lmmobilien mbH, Kehrwieder 8, 20457 Hamburg

Sales tax no. 27/144/00307

VAT identification number: DE 215 858 737

- hereinafter referred to as “Lessor”-

and

trivago GmbH, Benningsenplatz 1 in 40474 Düsseldorf

Lessee/lease number: 0303 + 008

- hereinafter referred to as “Lessee”-

Preamble

With the commercial lease agreement of 07/09//15/09/2011 the Lessee has let from the Lessor the areas on the10th and 11th floors of the property “BI”- postal address: Benningsenplatz 1, 40474 Düsseldorf - as well as 25 parking spaces in the property’s underground garage and 2 external parking spaces described in further detail in the agreement. The Lessee has requested the Lessor to lease additional areas in the property.

Now, therefore, the parties amend the lease agreement dated 07/09//15/09/2011 as the result of their prior negotiations as follows:

Section 1

Leased property

1.1	The Lessor leases to the Lessee, with effect from 01/09/2012, the following additional areas of the property at Benningsenplatz 1, 40474 Düsseldorf, hereinafter also referred to as “Additional Leased Areas of this Rider” :

The office and ancillary areas located on the 6th floor and outlined in red in the attached layout plan (Appendix 6) for exclusive use (leased areas A1 and A2) as well as a portion of the general use and circulation areas having a size of approx. 770.00 m2.

The Lessee shall be given a total of 50 additional access rights on handover of the Additional Leased Areas of this Rider.

1.2	In amendment of section 1.1 of the lease agreement dated 07/09//15/09/2011, the following areas of the leased property at Benningsenplatz 1 in 40474 Düsseldorf thus become part of the leased premises as from 01/09/2012:

a)	The office and ancillary areas on the 11th floor and outlined in red in the attached layout plan (Appendix 2a) for exclusive use as well as a portion of the general use and circulation areas having a size of approx. 1,543.00 m2.

b)	The office and ancillary areas on the 10th floor and outlined in red in the attached layout plan (Appendix 2b) for exclusive use as well as a portion of the general use and circulation areas having a size of approx. 1,182.00 m2.

c)	The office and ancillary spaces located on the 6th floor and outlined in red in the attached layout plan (Appendix 6) for exclusive use (leased areas A1 and A2) as well as a portion of the general use and circulation areas having a size of approx. 770.00 m2.

d)	The parking spaces on the 2nd and 3rd basement floor and outlined in red in the attached layout plan being 25 parking spaces having nos. 14 to 1 and 31 to 39 on the 2nd basement floor, nos. 14 to 17 and 32 to 39 on the 3rd basement floor and 2 external parking spaces outlined in red in the attached layout plan having nos. 9 and 10 for exclusive use.

The exclusively leased areas and parking spaces are hereinafter also jointly referred to as “Leased Premises”. The roof and façade of the building as well as the wall surfaces outside of the leased premises are not included in the lease.

The Lessor is furthermore entitled to change the location of the parking spaces at its own discretion (section 315 BGB).

1.3	The floor areas specified in sections 1.1 and 1.2 were calculated based on the “Guideline for calculating the leased areas of commercial premises” (MF-G), November 2004 edition published by “Gesellschaft für Immobilienwirtschaftliche Forschung” (gif). They also include the general use and circulation areas (foyer, hallways, stairwells) as well as the functional areas (elevator, shafts, etc.) of the building that are attributable to the exclusive leased areas. In all other respects, the provisions in section 1.2 of the lease agreement dated 07/09//15/09/2011 shall apply to the determination of the floor areas.

Section 2

Condition and facilities of the additional leased areas

2.1	The location and layout of the exclusively leased Additional Leased Areas of this Rider can be found in the layout plan attached as Appendix 6. Should any changes to the location of the partitions or doors arise in the context of the extension work or as a result of implementing special tenant requests, the parties shall conclude a rider to the lease agreement after handing over the Additional Leased Areas of this Rider, the purpose of which shall be to add the updated layout plan to the agreement.

2.2	The Lessor shall develop the Additional Leased Areas of this Rider until handover in accordance with the determinations in section 2 of the lease agreement dated 07/09//15/09/2011. The standard facilities of the exclusively leased Additional Leased Areas of this Rider and the generally accessible communal areas of the building are, in turn, found in the general Building, Quality and Fittings Specifications.

If and insofar as a joint sampling must still be carried out in the context of the extension work, this must be completed no later than by 01/06/2012. If this date is not complied with and the Lessee at fault in this respect, the Lessor shall be unable to guarantee that the renovation/fitting-out work can be completed on time by 01/09/2012. In this case, any delays in the handover of the Additional Leased Areas of this Rider shall be at the expense of the Lessee; the Lessor shall not assume any responsibility.

2.3	The Lessee has the right to request additional or changed construction services “Special Lessee Requests” from the Lessor no later than by 01/06/2012 if and insofar as the additional costs do not exceed more than EUR 20,000.00 (“Additional Costs Budget”). If the Lessee does not make any Special Lessee Requests or if the additional costs for the Special Lessee Requests fall below the Additional Costs Budget, the Lessor shall credit the Lessee with the unused remaining amount of the Additional Costs Budget as a one-off net reduction in rent. The Lessor shall submit to the Lessee the schedule of costs for the additional costs within three weeks after submission of all final accounts for the execution of the Special Lessee Requests. The Lessee may deduct the reduction in rent from the next payment of rent after having received a relevant credit note from the Lessor.

The Lessor is entitled to refuse to implement Special Lessee Requests if and insofar as they affect the statics, the technical building services or the fire protection and security interests of the building, restrict the ability of the property as a whole to be granted permits or for extensions in the individual case, or if they deviate negatively from the building specifications so that they result in a reduction of the leased area, result in a delay in the completion of the leased premises or restrict the possibilities of the leased premises to be used for another purpose. If Special Lessee Requests are executed, the parties shall, after completion thereof, conclude a rider to this lease agreement in which the changes to the facilities of the leased premises arising from the implementation of the Special Lessee Requests are set out in writing.

2.4	A handover record, signed by both parties to the lease, shall be prepared on handover of the Additional Leased Areas of this Rider to the Lessee, which shall record the findings and declarations of the contractual parties. If the findings or declarations are unilateral and/or disputed, this must be marked accordingly. For this reason, the inclusion of such declarations in the handover record may not be refused. If the Lessee does not agree with the contents of the record, this must be expressed in the record by means of corresponding written declarations providing reasons. The validity of the handover shall not be affected thereby. Each contractual party shall receive a copy of the record.

2.5	If and insofar as no agreements to the contrary are made above, the regulations contained in section 1, section 2 and section 4 of the lease agreement dated 07/09//15/09/2011 shall continue to apply without limitation to the condition, facilities, handover and use of the Additional Leased Areas of this Rider.

Section 3

Lease period

3.1	The Additional Leased Areas of this Rider shall become additional leased premises with effect from 01/09/2012.

3.2	The lease agreement continues to be concluded for a fixed period and shall end on 31/12/2017 uniformly for all leased areas. No party may ordinarily terminate the lease agreement within this period.

3.3	The regulations of section 3.2 to section 3.6 of the lease agreement dated 07/09//15/09/2011 shall continue to apply without restriction. Giving partial notice for the lease agreement in respect of the Additional Leased Areas of this Rider is generally not permitted.

Section 4

Rent and ancillary costs

4.1	As a result of extending the leased premises by the Additional Leased Areas of this Rider, the monthly rents payable by the Lessee for the leased property and the advance payments for heating and ancillary costs plus value added tax in the statutory amount shall be as follows:

a) for the period from 01/09/2012 to 28/02/2013:

Rent for office and ancillary areas on the 11th floor	€32,403.00
Rent for office and ancillary areas on the 10th floor	€23,049.00
Rent for office and ancillary areas on the 6th floor	€0.00
Rent for 25 UG parking spaces	€3,000.00
Rent for 2 external parking spaces	€200.00
Advance payment for heating costs	€3,495.00
Advance payment for other ancillary costs	€9,261.75

Net subtotal	€71,408.75
VAT in the statutory amount, curr. 19%	€13,567.66.

Total	€84,976.41

For the first six months starting on 01/09/2012, the Lessor grants the Lessee a rent-free period for the rent applicable to the Additional Leased Areas of this Rider. The Lessee shall pay only the heating and other ancillary costs (advance payments) plus VAT in the statutory amount for the Additional Leased Areas of this Rider. There shall be no reduction in rent during this period.

b) from 01/03/2013:

Rent for office and ancillary areas on the 11th floor	€32,403.00
Rent for office and ancillary areas on the 10th floor	€23,049.00
Rent for office and ancillary areas on the 6th floor	€13,821.50
Rent for 25 UG parking spaces	€3,000.00
Rent for 2 external parking spaces	€200.00
Advance payment for heating costs	€3,495.00
Advance payment for other ancillary costs	€9,261.75
Net subtotal	€85,230.25
VAT in the statutory amount, curr. 19%	€16,193.75
Total	€101,424.00

4.2	In addition to the rent, the heating and ancillary costs advance payments, subsequent payments on ancillary costs and other payment obligations, the Lessee shall continue to pay value added tax in the respective statutory amount. In this regard, reference is made to the regulation in section 5.3 of the lease agreement dated 07/09//15/09/2011.

4.3	As from 01/09/2012, the Lessee shall bear all the heating and ancillary costs for the Additional Leased Areas of this Rider pursuant to section 6 of the lease agreement dated 07/09//15/09/2011. As from 01/09/2012, the Lessee shall pay the monthly advance payments, newly determined in section 4.1, plus value added tax in the statutory amount.

With respect to the leasing of the Additional Leased Areas of this Rider, the parties agree that the size of the Lessee’s usable area to be used for the heating costs reconciliation as well as the Lessee’s leased area to be used for the ancillary costs reconciliation shall be a total of 3,495.00 m2 as from 01/09/2012.

4.4	In all other respects, the regulations of sections 5 and 6 of the lease agreement dated 07/09//15/09/2011 shall continued to apply with respect to the rent and ancillary costs. The rent adjusted with this rider as from 01/09/2012 due to the extension of the leased premises continues to be subject to the indexation in accordance with the provisions of section 5.2 of the lease agreement dated 07/09//15/09/2011 with the index change compared to the month of the original commencement of lease to be applied to the determination of the first adjustment of the rent for all the areas.

Section 5

Rent security deposit

5.1	With respect to the leasing of the Additional Leased Areas of this Rider agreed to in section 1.1, pursuant to section 10.1 of the lease agreement dated 07/09//15/09/2011 for the purpose of securing all the Lessor’s claims against the Lessee arising from this lease agreement, the rent deposit of €205,94.75 shall increase by € 49,896.00 (hereinafter also referred to as “Amount of Increase”) to an amount totalling € 255,690.75 (three net monthly rents including heating costs). The Lessee may not demand handover of the Additional Leased Areas of this Rider unless the Amount of Increase has been paid in full in accordance with the provisions below.

5.2	In fulfilment of its obligations arising from section 10.1 of the lease agreement dated 07/09//15/09/2011, the Lessee has paid to the Lessor a cash deposit in the amount of € 205,794.75. The Lessor confirms that this cash deposit secures all the Lessor’s claims against the Lessee arising from the lease agreement, as agreed above, including the claims established by this Rider No. 1.

5.3	The Lessee shall pay to the Lessor an additional cash deposit in the amount of the Amount of Increase within four weeks after conclusion of this rider. Alternatively, the Lessee may, within this period, also provide the Lessor with an absolute surety unlimited in time issued by a major German bank, co-operative bank or savings bank under public law in the amount of the Amount of Increase that secures all the claims the Lessor may have against the Lessee arising from the lease agreement including the claims established by this Rider No. 1 and which, in all other respects, corresponds to the requirements arising from section 10 of the lease agreement dated 07/09//15/09/2011.

Section 6

Final provisions

6.1	Unless agreements to the contrary have been made in this rider, all the agreements and declarations arising from the lease agreement dated 07/09//15/09/2011, which are again expressly repeated herewith by the parties, shall continue to apply. The lease agreement, including the Appendices, is available to both contractual parties

6.2	On conclusion of this rider, the Lessor shall be represented by the persons signing on the signature line. As substantiation for the power of representation, a commercial register excerpt of the Lessor is attached (Appendix 7).

On conclusion of the agreement, the Lessee shall be represented by the person(s) signing on the signature line. As substantiation for the power of representation, a commercial register excerpt of the Lessee is attached (Appendix 8).

6.3	No side agreements have been entered into. Any amendments and/or supplements to this rider as well as other amendments to the original agreement and previous riders shall be made in writing for their effectiveness. This shall also apply to an amendment of this clause. The parties are aware of the written form requirements of section 550 in conjunction with section 578 (1) BGB [German Civil Code]. They agree that this rider and the lease agreement should be concluded in written form pursuant to sections 550 and 578 BGB. The Parties herewith mutually undertake, upon request by either party at any time, to carry out all the actions and submit all the declarations required to satisfy this written form requirement, in particular to not prematurely terminate the lease agreement by appealing to non-compliance with the written form requirement. This applies not only to the conclusion of the original agreement but also to any riders, amending agreements and supplemental agreements.

In the event of a sale of the leased premises, the purchaser shall not be barred from appealing to any deficit in the written form requirement. However, upon request by the purchaser, the Lessee undertakes to conclude, with this one rider that meets the written form requirement with which the content of the aforementioned paragraph is also made a subject matter of the agreement in relation to the lessee / purchaser.

6.4	Should provisions of this rider be or become invalid or unenforceable or should the rider contain a gap, this shall not affect the validity of the remainder of the rider. The party shall replace the invalid, unenforceable or missing provision with a valid or enforceable provision that is as close as possible, in terms of legal admissibility, to the economic outcome of the invalid, unenforceable or missing provision. The parties undertake to agree to such a regulation.

6.5	The following Appendices form an integral part of this rider:

Appendix 6:	Layout plan of the leased areas on the 6th floor
Appendix 7:	Lessor’s commercial register excerpt
Appendix 8:	Lessee’s commercial register excerpt

The parties agree that in the event of conflict between information / textual determinations in the Appendix and the regulations in this lease agreement, the regulations of this lease agreement shall take priority.

6.6	This rider shall become valid upon legally binding signature. It is executed in two originals of which each party shall receive one signed, executed copy of this agreement. The party first signing the agreement shall be bound to its offer to conclude this lease agreement for 4 weeks. The period shall begin on the day on which the first party has signed the rider according to their own specification in the rider. The party first signing the agreement may extend this period by unilateral written declaration even after the period has commenced.

Place / date	Place / date
Signature / stamp of Lessor	Signature / stamp of Lessee
Name(s) of the undersigned in capital letters	Name(s) of the undersigned in capital letters

APPENDIX 6

APPENDIX 7

Hamburg Local Court

HRB 82406

Official chronological printout dated 28 February

2012 13:22:03

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

[[Stamp]

Heil

Senior court official

			Retrieved on 28/02/2012, 13:21		Company number: Page 1 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1

a)

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

b)

Hamburg

c)

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

EUR 5,150,000.00

a)

The company is represented by two managing directors or by one managing director together with an authorised representative.

b)

Managing directors:

Walter, Joachim Albrecht, Seevetal, *30/06/1940 authorised to represent the company jointly with another managing director or an authorised representative.

Managing directors:

Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965 authorised to represent the company jointly with another managing director or an authorised representative.

					a) Limited liability company Articles of association dated 19/06/2001, amendment of the articles of association dated 11/04/2001.	a) 23/01/2002 Dr. Meixner b) Articles of association page 8 et. seqq. special volume

2				Collective power of attorney together with a managing director or another authorised representative: Howard, Michael Robert, Hamburg, *06/04/1961		a) 22/02/2002 Meyer-Brunswick

3				Collective power of attorney together with a managing director or another authorised representative: Hoffmann, Klaus, Hamburg, *28/07/1958		a) 06/05/2002 Martens

4			b) Appointed: Managing directors:			a) 21/07/2003 Schiller

			Retrieved on 28/02/2012, 13:21		Company number: Page 2 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
Dr. Klöppelt, Henning, Bad Soden, *19/10/1963 Authorised to represent the company jointly with another managing director or an authorised representative.

5			b) Managing directors: Walter, Joachim Albrecht, Seevetal, *30/06/1940			a) 21/07/2003 Schiller

6

b)

Appointed

Managing directors:

Coridaß, Eitel, Hochheim am Main, *05/11/1968 authorised to represent the company jointly with another managing director or an authorised representative.

Appointed

Managing directors:

Howard, Michael Robert, Hamburg, *06/04/1961 authorised to represent the company jointly with another managing director or an authorised representative.

				Expired power of attorney Howard, Michael Robert, Hamburg, *06/04/1961		a) 03/08/2007 Meier

7			b) Resigned Managing directors: Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965			a) 21/01/2008 Thomas

8	c) (1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz].	—			a) The shareholders meeting dated 04/06/2008 passed a resolution regarding the amendment of the articles of association in Articles 2 (Purpose), 7, 8, 9, 10 and 16 (Notifications).	a) 18/08/2008 Bremer

			Retrieved on 28/02/2012, 13:21		Company number: Page 3 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real estate investment funds separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act [Investmentgesetz]

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in para. 1 and 2.

9		-		Collective power of attorney together with a managing director or another authorised representative:		a) 23/09/2008 Thomas

			Retrieved on 28/02/2012, 13:21		Company number: Page 4 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
Dufieux, Camille Elisabeth Fabienne, Hamburg, *22/09/1969 Schwesig, Frank, Kellinghusen,*07/03/1971 Gumb, Ralph, Bensheim, *05/06/1966

10	b) Business address: Fuhlentwiete 12, 20355 Hamburg			Expired power of attorney Gumb, Ralph, Bensheim, *05/06/1966		a) 12/01/2009 Thomas

11				Collective power of attorney together with a managing director or another authorised representative: Dr. Cohn-Heeren, Daniela, Hamburg, *30/11/1975 Tintemann-Achenbach, Andreas, Hamburg. *30/03/1971		a) 28/06/2010 Thomas

12

Collective power of attorney together with a managing director or another authorised representative:

Hennebach, Jörg, Winsen (Luhe), *03/11/1975

Müffelmann, Peter, Elmshorn, *31/08/1967

Priester, Malte, Hamburg, *02/06/1976

Schneider, Michael, Ahrensburg, *10/04/1961

a) 15/04/2011 Thomas

13

Collective power of attorney together with a managing director or another authorised representative:

Fahrer, Daniel, Hamburg, *04/02/1970

Hellwig, Stefan Josef, Hamburg, *10/09/1973

Kleinefenn, Axel, Hamburg, *06/04/1973

Count of Hochberg, Christian, Hamburg, *05/04/1953

a) 28/09/2011 Thomas

14	c) (1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz].				a) By means of resolutions dated 26/03/2011 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 26/10/2011 Bremer

			Retrieved on 28/02/2012, 13:21		Company number: Page 5 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real estate investment funds separately from the company’s own assets, and to issue documents (share certificates) regarding the unit holders’ rights arising therefrom.

The subject matter of the company‘s activity is the management of real estate investment funds pursuant to sections 66 to 82 InvG [German Investment Act] as well as the management of special investment funds pursuant to sections 91 to 95 InvG for their account excluding assets within the meaning of section 2 (4) nos. 1, 2, 4, 5, 6, 7 and, to the extent related to shareholdings no. 9 InvG, as well as in accordance with section 80 (1) sentence 1 nos. 3, 4 and 5 InvG and derivatives are purchased for hedging purposes and to the extent they are not special investment funds in the form of special investment funds with additional risks or in the form of funds of funds with additional risks.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act

b) Case 21
—	[Investmentgesetz].

			Retrieved on 28/02/2012, 13:21		Company number: Page 6 of 6	HRB
Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in para. 1 and 2.

15					a) Amended: By means of resolutions dated 26/03/2010 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 11/11/2011 Bremer b) Entry no. 14 column 6 of 26/10/2011 amended in accordance with official procedures. Case 23

16	b) Change of business address: Kehrwieder 8, 20457 Hamburg					a) 06/02/2012 Thomas

APPENDIX 8

Düsseldorf Local Court

HRB 51842

Official chronological printout dated

02 March 2012 08:49:45

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

Schofenberg

Court employee

Retrieved on 02/03/2012 08:49					Page 1 of 3
Entry number	a) Name of company b) Seat, office, domestic business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1	a) trivago GmbH b) Düsseldorf c) The development and operation of theme-based Internet portals, in particular also in connection with the brokerage of travel services.	EUR 25,000.00

a)

If only one managing director is appointed, that managing director will represent the company alone. If several managing directors are appointed, the Company is represented by two managing directors or by one managing director together with a proxy. Sole representation authority may be granted to one or several managing directors. Each managing director may be exempted from the restrictions of Section 181 BGB.

b)

Managing directors:

Schrömgens, Rolf. Düsseldorf, *02/06/1976 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing directors:

Dr. Stubner, Stephan, Munich. sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing directors:

Vinnemeier. Peter, Düsseldorf, *10/09/1974

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

					a) Limited liability company Articles of association dated 11/04/2005	a) 30/05/2005 Koelpin b) Articles of association page 7 et. seqq. special volume

Retrieved on 02/03/2012 08:49					Page 2 of 3
Entry number	a) Name of company b) Seat, office, domestic business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
2

a)

The shareholders meeting dated 06/04/2006 passed a resolution regarding the amendment and redrafting of section 10 (Shareholder resolutions) with respect to para. 4 and section 12 (Power of disposition over shares) with respect to paras. 1 and 3.

a) 13/04/2006 Haueiss b) Decision page 20 et. seq. special volume Articles of association page 28 et. seqq. special volume

3		EUR 26,250.00.

b)

No longer

managing director:

Dr. Stubner, Stephan, Munich.

*19/06/1974

Appointed as managing director:

Siewert, Malte, Düsseldorf. *08/12/1974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

a)

The shareholders meeting dated 26/10/2006 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 26,250.00.

a) 16/11/2006 Haueiss b) Decision page 41 et. seq. special volume Articles of association page 50 et. seqq. special volume

4		EUR 32,050.00

a)

The shareholders meeting dated 06/02/2007 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 5,800.00 to EUR 32,050.00. Furthermore, the following was added or amended: Sections 5 (Legal transactions requiring consent), 10 (Shareholder resolutions) and 12 (Power of disposition over shares).

a) 21/03/2007 Haueiss

5		EUR 36,100.00			a)	a) 18/01/2008 Haueiss

Retrieved on 02/03/2012, 08:49					Page 3 of 3
Entry number	a) Name of company b) Seat, office, domestic business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
The shareholders meeting dated 02/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital from EUR 32,050.00 by EUR 4,050.00 to EUR 36,100.00. Furthermore, sections 5 (Legal transactions requiring consent), 9 (Shareholders meeting) and 10 (Shareholder Resolutions) of the articles of association were amended. A new section 11 (Advisory board) was added. The following sections 11-18 thus become sections 12-19.

6		EUR 36,600.00.		-

a)

The shareholders meeting held on 31/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital by EUR 500.00 to EUR 36,600.00.

a) 10/04/2008 Pollmächer

7	b) Change of business address: Kaiserswerther Str. 229, 40474 Düsseldorf	EUR 37,850.00

a)

The shareholders meeting dated 30/11/2010 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 37,850.00.

a) 08/12/2010 Haueiß

8					a) By means of the shareholders resolution dated 06/01/2011, the articles of association were redrafted without information to be entered being affected.	a) 19/01/2011 Pollmächer

9	b) Change of business address: Benningsenplatz 1 in 1.40474 Düsseldorf					a) 01/03/2012 Lietz

Rider No. 2

to the commercial lease agreement of 07.09./15.09.2011

and Rider No. 1 of 24.04./04/05.2012

regarding office and ancillary space in the building

“B1”

Benningsenplatz 1, 40474 Dusseldorf

by and between

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH, Kehrwieder 8, 20457 Hamburg

Sales tax number: 27/144/00307

VAT identification number: DE 215 858 737

– hereinafter referred to as “Lessor” –

and

trivago GmbH, Benningsenplatz 1, 40474 Dusseldorf

Lessee/agreement number: 0303 + 008

– hereinafter referred to as “Lessee” –

Preamble

With the commercial lease agreement of 07.09./15.09.2011 and Rider No. 1 of 24.04./04.05.2012, the Lessee has let from the Lessor the spaces on the 6th, 10th and 11th floors of the property “BI”- postal address: Benningsenplatz 1, 40474 Düsseldorf - as well as 25 parking spaces in the property’s underground garage and 2 external parking spaces described in further detail in the agreement and Rider No. 1. The Lessee has again requested the Lessor to lease additional space in the property.

Now, therefore, as the result of their prior negotiations, the parties amend the lease agreement of 07.09./15.09.2011 as follows:

Section 1

Leased property

1.1	The Lessor leases to the Lessee, with effect from 01.03.2013, the following additional spaces in the property at Benningsenplatz 1, 40474 Düsseldorf, hereinafter also referred to as “Additional Leased Premises of this Rider”:

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The office and ancillary spaces located on the 6th floor and marked in red in the attached layout plan (Appendix 9) for exclusive use (leased areas B1 and B2) and pro rata common and circulation areas with a size of approx. 771.61 m2.

The Lessee shall be given a total of 100 additional access authorisations on handover of the Additional Leased Premises of this Rider

1.2	As an amendment to Section 1.2 of Rider No. 1 of 24.04./04.05.2012, the following space in the leased property at Benningsenplatz 1, 40474 Dusseldorf shall form the leased property as of 01.03.2013.

a)	The office and ancillary spaces located on the 11th floor and marked in red in the attached layout plan (Appendix 2a) for exclusive use and pro rata common and circulation areas with a size of approx. 1,543.00 m2.

b)	The office and ancillary spaces located on the 10th floor and marked in red in the attached layout plan (Appendix 2b) for exclusive use and pro rata common and circulation areas with a size of approx. 1,182.00 m2. The floor plan in accordance with Appendix 2b of Rider No. 1 described in greater detail in the Preamble is replaced by the floor plan in accordance with Appendix 12 of this Rider No. 2.

c)	The office and ancillary spaces located on the 6th floor and marked in red in the attached layout plan (Appendix 2b) for exclusive use (leased areas A1 and A2) and pro rata common and circulation areas with a size of approx. 770.00 m2.

d)	The office and ancillary spaces located on the 6th floor and marked in red in the attached layout plan (Appendix 9) for exclusive use (leased areas B1 and B2) and pro rata common and circulation areas with a size of approx. 771.61 m2.

e)	The 25 parking spaces nos. 14 to 17 and 31 to 39 located on the 2nd basement level, nos. 14 to 17 and 32 to 39 on the 3rd basement level marked in red in the attached layout plan (Appendix 2c), as well as 2 external parking spaces nos. 9 and 10 also marked in red in the attached layout plan (Appendix 2d) for exclusive use.

The exclusively leased spaces and parking spaces are hereinafter jointly also referred to as “Leased Property”. The roof and the façade of the building and the wall areas outside of the Leased Property are not leased.

1.3	The floor space pursuant to sections 1.1 and 1.2 are calculated using the “Guideline for calculating leased areas for office space” (MF-G), version November 2004, issued by “Gesellschaft für Immobilienwirtschaftliche Forschung” (gif). It also includes the general and circulation areas (foyer, corridors, stairwells) applicable to the exclusive leased areas as well as the functional spaces (elevators, shafts, etc.) of the building. In all other respects, the provisions in Section 1.2 of the lease agreement of 07.09./15.09.2011 apply to the determination of the floor space.

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Section 2

Condition and fixtures and fittings of the additional leased areas

2.1	The location of the exclusively leased Additional Leased Premises of this Rider can be found in the layout plan attached as Appendix 9. The allocation of the exclusively leased Additional Leased Premises of this Rider is based on the Lessee’s expansions to date. The Lessee is entitled to inform the Lessor of any changes to the position of the plasterboard partition walls and doors by 01.02.2012 in writing by sending a relevant floor plan. The relevant fire protection doors and walls as well as the technology rooms and the sanitary areas may, however, not be changed. Their location and arrangements are finally set out in the layout plan attached as Appendix 9.

2.2	The Lessor shall expand the Additional Leased Premises of this Rider until handover in accordance with the determinations in Section 2 of the lease agreement of 07.09./15.09.2011. The standard fixtures and fittings of the exclusively leased Additional Leased Premises of this Rider and the generally accessible common areas of the building can be found in the general Building, Quality and Fixtures and Fittings Description attached to the lease agreement as Appendix 3.

If and to the extent joint testing must be carried out in the context of the expansion work, this must be completed no later than 01.12.2012. Should it not be possible to comply with this deadline and the Lessee is responsible for same, the Lessor cannot guarantee that the renovation/fixtures and fitting work can be completed in time by 01.03.2013. In this case, any delays in the handover of the Additional Leased Premises of this Rider shall be at the cost of the Lessee and the Lessor shall bear no responsibility.

2.3	The Lessee has the right to make additions or changes to construction work “Special Lessee Requests” known to the Lessor no later than 01.12.2012 if and to the extent these are not associated with additional costs of more than EUR 20,000.00 (net) (“Additional Costs Budget”). If the Lessee does not make any Special Lessee Requests known or if the additional costs of the Special Lessee Requests do not exceed the Additional Costs Budget, the Lessor shall credit the Lessee with the unused remainder of the Additional Costs Budget as a one-off net rental reduction. The Lessor shall submit to the Lessee the costs schedule of the additional costs within three weeks after the submission of or final accounts for the execution of the Special Lessee Requests. The Lessee may deduct the rental reduction from the next rental payment after receipt of a relevant credit note from the Lessor.

The Lessor is entitled to refuse the execution of such Special Lessee Requests if and to the extent these are to the detriment of the statics, the technical building equipment or the fire protection and safety concerns of the building, restrict the ability of the property to receive permits on the whole or the expansion in the individual case, or they adversely deviate from the building description so that they are inherent with a reduction in the leased space, result in a delay of the completion of the leased premises or restrict the possibilities of the leased premises to be used by third parties. If Special Lessee Requests are executed, the parties shall conclude a relevant rider to this lease agreement after completion that is in compliance with the statutory written form requirement. This rider shall detail in writing the changes to the fixtures and fittings of the leased premises resulting from the implementation of the Special Lessee Requests.

2.4	A handover record shall be prepared on handover of the Additional Leased Premises of this Rider to the Lessee and signed by both parties to the lease. This record shall detail the determinations

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and declarations by the contractual parties. If the determinations or declarations are unilateral and/or disputed, this must be appropriately identified as such. For this reason, the inclusion of such declarations in the handover record may not be refused. If the Lessee does not agree to the content of the record, the Lessee must state same in the record by means of relevant written declarations. The validity of the handover shall not be affected thereby. Each contractual party shall receive a copy of the record.

2.5	Unless agreements have been made to the contrary above, the provisions in section 1, section 2 and section 4 of the lease agreement of 07.09./15.09.2011 shall continue to apply without restriction to the condition, fixtures and fittings, handover and use of the Additional Leased Premises of this Rider.

Section 3

Lease period

3.1	The Additional Leased Premises of this Rider shall become additional Leased Property with effect from 01.03.2013.

3.2	The lease agreement continues to be concluded for an indefinite period and ends uniformly for all the leased spaces on 31.12.2017. Within this period, no ordinary termination may be initiated by either party.

3.3	The provisions in sections 3.2 to 3.6 of the lease agreement of 07.09./15.09.2011 shall continue to apply without restriction. Any partial termination of the lease agreement with respect to the Additional Leased Premises of this Rider is, in general, not permitted.

Section 4

Rental and ancillary costs

4.1	Subsequent to the extension of the leased premises by the Additional Leased Premises of this Rider, the monthly rental and advance payments for heating and ancillary costs, excluding the statutory value added tax respectively, payable for the leased premises by the Lessee shall amount to:

a)	For the period from 01.03.2013 to 31.08.2013:

Rental for office and ancillary areas on the 11th floor	€32,403.00
Rental for office and ancillary areas on the 10th floor	€23,049.00
Rental for office and ancillary areas on the 6th floor (leased areas A1 and A2)	€13,821.50
Rental for office and ancillary areas on the 6th floor (leased areas B1 and B2)	€0.00
Rental for 25 underground parking spaces	€3,000.00
Rental for 2 external parking spaces	€200.00
Advance payment for heating costs	€4,266.61
Advance payment for other ancillary costs	€11,306.52

Subtotal (net)	€88,046.63
Value added tax in the statutory amount, currently 19%	€16,728.86

Total	€104,775.49

The Lessor grants the Lessee a rent-free period in the first six months from 01.03.2013 for the rental applicable to the Additional Leased Premises of this Rider. The Lessee shall pay the heating

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and other ancillary costs (advance payments) plus the value added tax in the statutory amount for this period for the Additional Leased Premises of this Rider. Any rental reduction for the Additional Leased Premises of this Rider shall be excluded for this period.

b)	From 01.09.2013:

Rental for office and ancillary areas on the 11th floor	€32,403.00
Rental for office and ancillary areas on the 10th floor	€23,049.00
Rental for office and ancillary areas on the 6th floor	€13,821.50
Rental for office and ancillary areas on the 6th floor (leased areas B1 and B2)	€13,850.40
Rental for 25 underground parking spaces	€3,000.00
Rental for 2 external parking spaces	€200.00
Advance payment for heating costs	€4,266.61
Advance payment for other ancillary costs	€11,306.52

Subtotal (net)	€101,897.03
Value added tax in the statutory amount, currently 19%	€19,360.44

Total	€121,257.47

4.2	In addition to the rental, the heating and ancillary and advance payments, any additional ancillary cost payments and other payment obligations, the Lessee shall continue to pay value added tax in the statutory amount. In this regard, reference is made to the provision in section 5.3 of the lease agreement of 07.09./15.09.2011.

4.3	For the Additional Leased Premises of this Rider, the Lessee shall bear all the heating and ancillary costs pursuant to section 6 of the lease agreement of 07.09./15.09.2011 as from 01.03.2013. The Lessee shall make payment of the monthly advance payments newly determined in section 4.1 above, plus value added tax in the statutory amount, from 01.03.2013.

With respect to the leasing of the Additional Leased Premises of this Rider, the parties agree the size of the Lessee’s usable area to be used in the heating costs calculation as well as the Lessee’s leased area to be used for the calculation of the ancillary costs to total 4,266.61 m² as from 01.03.2013.

4.4	With respect to the rental and ancillary costs, the provisions of sections 5 and 6 of the lease agreement of 07.09./15.09.2011 shall continue to apply in all other respects. The rental adjusted by means of this Rider as from 01.03.2013 due to the expansion of the leased premises shall continue to be subject to the security deposit in accordance with the provisions of section 5.2 of the lease agreement of 07.09./15.09.2011. The provision regarding the first adjustment of the rental for all areas by the change in the index compared to the month of the original commencement of lease shall be used.

Section 5

Security deposit

5.1	With respect to the lease of the Additional Leased Premises of this Rider agreed to in accordance with section 1.1, the rental deposit to secure all the Lessor’s claims against the Lessee arising from this lease agreement pursuant to section 10.1 of the lease agreement of 07.09./15.09.2011 amounting to €255,690.75 previously shall increase by €50,000.34 (hereinafter also referred to as

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the “Amount of Increase”) to an amount totalling €305,691.09. The Lessee may not request the handover of the Additional Leased Premises of this Rider unless the Amount of Increase pursuant to the provisions below has been fully paid.

5.2	In compliance with its obligations arising from section 10.1 of the lease agreement of 07.09./15.09.2011, the Lessee has paid to the Lessor a cash deposit in the amount of €205,794.75 and, in compliance with its obligations arising from section 5.1 of Rider No. 1 of 24.04./04.05.2012, a further cash deposit in the amount of €49,896.00. Same confirms that these cash deposits as agreed to above secure all the Lessor’s claims against the Lessee arising from the lease agreement including the claims established by means of Rider No. 1 and this Rider No. 2.

5.3	The Lessee shall pay to the Lessor a further cash deposit in the amount of the Amount of Increase within four weeks after conclusion of this Rider. Alternatively, the Lessee may also provide the Lessor with an indefinite directly enforceable guarantee from a major German bank, co-operative bank or savings bank (Sparkasse) under public law in the amount of the Amount of Increase that is equivalent to all the Lessor’s claims against the Lessee arising from the lease agreement, including those established by Rider No. 1 as well as this Rider No. 2 and, in all other respects, the requirements arising from section 10 of the lease agreement of 07.09./15.09.2011.

Section 6

Final provisions

6.1	Unless agreements to the contrary have been made in this Agreement, all the agreements and declarations arising from the lease agreement of 07.09./15.09.2011 as well as Rider No. 1 of 24.04./04.05.2012 shall continue to endure. These are herewith again expressly repeated by the parties. The lease agreement and Rider No. 1 and their respective appendices are available to both contractual parties.

6.2	On conclusion of this Rider, the Lessor is represented by the persons signing on the signature lines. An excerpt from the Lessor’s commercial register is attached (Appendix 10) to prove the power of representation.

On conclusion of this Rider, the Lessee is represented by the person(s) signing on the signature line(s). An excerpt from the Lessee’s commercial register is attached (Appendix 11) to prove the power of representation.

6.3	No side agreements have been made. Any amendments and/or supplements to this Rider as well as other amendments to the original agreement and the previous riders must be made in writing for their effectiveness. This also applies to any amendments to this clause. The parties are aware of the written form requirements of sections 550 in conjunction with 578 (1) BGB [German Civil Code]. The parties agree that this Rider and the lease agreement must be concluded in writing pursuant to Sections 550 and 578 BGB. Both parties herewith undertake, upon request by either party at any time, to carry out all the actions and submit all the declarations required to comply with this written form requirement and to not terminate the lease agreement prematurely by appealing to non-adherence to the written form requirement. This shall apply not only to the conclusion of the original agreement but also to any riders and amendment and supplementary agreements.

In the event of any disposal of the leased premises, the purchaser shall not be barred from

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appealing to any deficit in the written form. The Lessee however undertakes, on request by the purchaser, to conclude a rider with same that complies with the written form requirement and in which the content of the aforementioned paragraph is also made a component of the agreement in relation to the Lessee / purchaser.

6.4	Should any provisions of this Rider be or become ineffective or unenforceable, or should the Rider contain a gap, this shall not affect the validity of the remainder of the Rider. The parties shall agree to an effective or enforceable provision to replace the ineffective, unenforceable or missing provision that is legally as close as possible to the economic outcome of the ineffective, unenforceable or missing provision. The parties undertake to agree to such a provision.

6.5	The following appendices form a contractual part of this Rider:

Appendix 9:	Layout plan of the leased areas on the 6th floor
Appendix 10:	Lessor’s commercial register excerpt
Appendix 11:	Lessee’s commercial register excerpt
Appendix 12:	Layout plan of the leased areas on the 10th floor

The parties agree that, in the event of conflicts between information / textual determinations in the appendices on the one hand and provisions in this lease agreement on the other hand, the provisions of this lease agreement shall have priority.

6.6	This Rider shall become effective upon legally binding signature by the parties. It is executed as a two originals; each party shall receive a signed, executed copy of this agreement. The party first signing the agreement shall be bound to the offer to conclude this lease agreement for 4 weeks. The period shall commence on the day on which the first party signs the Rider, as specified by that party in the Rider. The party first signing the agreement may extend this period even after the commencement of the period by means of a unilateral, written declaration.

Hamburg, 16.08.12	Dusseldorf, 9/8/12

Place / Date	Place / Date

[signature] [Warburg-Henderson company stamp] [signature] [trivago company stamp]

Signature/Stamp of Lessor	Signature/Stamp of Lessee

[illegible] Condaß Stefan Hellwig	[signature]

Name(s) of undersigned in capitals	Name(s) of undersigned in capitals

7/7

Hamburg Local Court

HRB 82406

Official chronological printout dated 28 February 2012

13:22:03

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

[Stamp]

Heil

Senior court official

Appendix 10

Retrieved on 28/02/2012 13:21	Page 1 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1

a)

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

b)

Hamburg

c)

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies

Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (share certificates) regarding the unit holders rights arising therefrom.

EUR 5,150,000.00

a)

The company is represented by two managing directors or by one managing director together with an authorised representative.

b)

Managing directors:

Walter, Joachim Albrecht, Seevetal, *30/06/1940

Authorised to represent the company jointly with another managing director or an authorised representative.

Managing directors:

Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965 authorised to represent the company jointly with another managing director or an authorised representative.

					a) Limited liability company Articles of association dated 19/06/2001, amendment of the articles of association dated 11/04/2001.	a) 23/01/2002 Dr. Meixner b) Articles of association page 8 et. seqq. special volume

2				Collective power of attorney together with a managing director or another authorised representative: Howard. Michael Robert, Hamburq, *06/04/1961		a) 22/02/2002 Meyer-Brunswick

3				Collective power of attorney together with a managing director or another authorised representative: Hoffmann, Klaus, Hamburg, *28/07/1958		a) 06/05/2002 Martens
4			b) Appointed: Managing directors: Dr. Klöppelt, Henning, Bad Soden, *19/10/1963 Authorised to represent the company jointly with another managing director or an authorised representative.			a) 21/07/2003 Schiller

5			b) Managing directors: Walter, Joachim Albrecht, Seevetal, *30/06/1940			a) 21/07/2003 Schiller

Retrieved on 28/02/2012 13:21	Page 2 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
6

b)

Appointed

Managing directors:

Coridaß, Eitel, Hochheim am Main, *05/11/1968

Authorised to represent the company jointly with another managing director or an authorised representative.

Appointed

Managing directors:

Howard, Michael Robert, Hamburg, *06/04/1961

Authorised to represent the company jointly with another managing director or an authorised representative.

				Expired power of attorney Howard, Michael Robert, Hamburq, *06/04/1961		a) 03/08/2007 Meier

7			b) Resigned Managing directors: Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965			a) 21/01/2008 Thomas

8

c)

(1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz]. The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies

Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act.

					a) The shareholders meeting dated 04.06.2008 passed a resolution regarding the amendment of the articles of association in Articles 2 (Purpose), 7, 8, 9, 10 and 16 (Notifications).	a) 18/08/2008 Bremer

Retrieved on 28/02/2012 13:21	Page 3 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in paras. 1 and 2.

9

Collective power of attorney together with a managing director or another authorised representative:

Dufieux, Camille Elisabeth Fabienne, Hamburg, *22/09/1969 Schwesig, Frank, Kellinghusen, *07/03/1971

Gumb, Ralph, Bensheim, *05/06/1966

a) 23/09/2008 Thomas

10	b) Business address: Fuhlentwiete 12, 20355 Hamburg			Expired power of attorney Gumb, Ralph, Bensheim, *05/06/1966		a) 12/01/2009 Thomas

11				Collective power of attorney together with a managing director or another authorised representative: Dr. Cohn-Heeren, Daniela, Hamburg, *30/11/1975 Tintemann-Achenbach, Andreas, Hamburg, *30/03/1971		a) 28/06/2010 Thomas

12

Collective power of attorney together with a managing director or another authorised representative:

Hennebach, Jörg, Winsen (Luhe), *03/11/1975

Müffelmann, Peter, Elmshorn, *31/08/1967 Priester, Malte, Hamburg, *02/06/1976 Schneider, Michael, Ahrensburg, *10/04/1961

a) 15/04/2011 Thomas

13

Collective power of attorney together with a managing director or another authorised representative:

Fahrer, Daniel, Hamburg, *04/02/1970 Hellwig, Stefan Josef, Hamburg, *10/09/1973

Kleinefenn, Axel, Hamburg, *06/04/1973 Count of Hochberg, Christian, Hamburg, *05/04/1953

a) 28/09/2011 Thomas

Retrieved on 28/02/2012 13:21	Page 4 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
14

c)

(1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz]. The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real estate investment funds separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

The subject matter of the company‘s activity is the management of real estate investment funds pursuant to sections 66 to 82 InvG [German Investment Act] as well as the management of special investment funds pursuant to sections 91 to 95 InvG for their account excluding assets within the meaning of section 2 (4) nos. 1, 2, 4, 5, 6, 7 and, to the extent related to shareholdings no. 9 InvG, as well as in accordance with section 80 (1) sentence 1 nos. 3, 4 and 5 InvG and derivatives are purchased for hedging purposes and to the extent they are not special investment funds in the form of special investment funds with additional risks or in the form of funds of funds with additional risks.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act.

					a) By means of resolutions dated 26/03/2011 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 26/10/2011 Bremer b) Case 21

Retrieved on 28/02/2012 13:21	Page 5 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in paras. 1 and 2.

15					a) Amended: By means of resolutions dated 26/03/2010 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 11/11/2011 Bremer b) Entry no. 14 column 6 of 26/10/2011 amended in accordance with official procedures. Case 23

16	b) Change of business address: Kehrwieder 8. 20457 Hamburg, Germany					a) 06/02/2012 Thomas

Appendix 11

Düsseldorf Local Court

HRB 51842

Official chronological printout

dated 02 March 2012 08:49:45

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

Schofenberg

Court employee

Retrieved on 02/03/2012 08:49	Page 1 of 3

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
1	a) trivago GmbH b) Düsseldorf c) The development and operation of theme-based Internet portals, in particular also in connection with the brokerage of travel services.	25,000.00 EUR

a)

If only one managing director is appointed, that managing director will represent the company alone. If several managing directors are appointed, the Company is represented by two managing directors or by one managing director together with a proxy. Sole representation authority may be granted to one or several managing directors. Each managing director may be exempted from the restrictions of Section 181 BGB.

b)

Managing directors:

Schrömgens. Rolf, Düsseldorf, *02/06/1976 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing directors

Dr. Stubner, Stephan, Munich.

*19/06/1974

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing Director

Vinnemeier. Peter, Düsseldorf. *10/09/1974

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

					a) Limited liability company Articles of association dated 11/04/2005	a) 30/05/2005 Koelpin b) Articles of association page 7 et. seqq. special volume

2

a)

The shareholders meeting held on 06/04/2006 passed a resolution regarding the amendment and redrafting of section 10 (Shareholder resolutions) with respect to para. 4 and section 12 (Power of disposition over shares) with respect to paras. 1 and 3.

a) 13/04/2006 Haueiss b) Decision page 20 et. seq. special volume Articles of association page 28 et. seqq. special volume

3		26,250.00. EUR

b)

No longer managing director:

Dr. Stubner, Stephan. Munich *19/06/1974

Appointed as managing director:

Siewert, Malte, Düsseldorf. *08/12/1974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

a)

The shareholders meeting held on 26/10/2006 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 26,250.00.

a) 16/11/2006 Haueiss b) Decision page 41 et. seq. special volume Articles of association page 50 et. seqq. special volume

Retrieved on 02/03/2012 08:49	Page 2 of 3

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
4		32,050.00 EUR

a)

The shareholders meeting held on 06/02/2007 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 5,800.00 to EUR 32,050.00. Furthermore, the following was added or amended: Sections 5 (Legal transactions requiring consent) 10 (Shareholder resolutions) and 12 (Power of disposition over shares).

a) 21/03/2007 Haueiss

5		36,100.00. EUR

a)

The shareholders meeting held on 02/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital from EUR 32,050.00 by EUR 4,050.00 to EUR 36,100.00. Furthermore, sections 5 (Legal transactions requiring consent), 9 (Shareholders meeting) and 10 (Shareholder resolutions) of the articles of association were amended. A new section 11 (Advisory board) was added. The following sections 11-18 thus become sections 12-19.

a) 18/01/2008 Haueiss

6		36,600.00 EUR

a)

The shareholders meeting held on 31/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital by EUR 500.00 to EUR 36,600.00.

a) 10/04/2008 Pollmächer

7	b) Change of business address: Kaiserswerther Str. 229, 40474 Düsseldorf	37,850.00 EUR

a)

The shareholders meeting held on 30/11/2010 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 37,850.00.

a) 08/12/2010 Haueiß

8					a) By means of the shareholders resolution dated 06/01/2011, the articles of association were redrafted without information to be entered being affected.	a) 19/01/2011 Pollmächer

Retrieved on 02/03/2012 08:49	Page 3 of 3

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
9	b) Change of business address: Bennigsen Platz 1. 40474 Düsseldorf					a) 01/03/2012 Lietz

Rider No. 3

to the commercial lease agreement of 07.09./15.09.2011

and Rider No. 1 of 24.04./04/05.2012 and Rider No. 2 of 09.08./16.08.2012

regarding office and ancillary space in the building

“B1”

Benningsen-Platz 1, 40474 Dusseldorf

by and between

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH, Kehrwieder 8, 20457 Hamburg

Sales tax number: 27/144/00307

VAT identification number: DE 215 858 737

– hereinafter referred to as “Lessor” –

and

trivago GmbH, Benningsen-Platz 1, 40474 Dusseldorf

Lessee/agreement number: 0303 + 008

– hereinafter referred to as “Lessee” –

Preamble

With the commercial lease agreement of 07.09./15.09.2011, Rider No. 1 of 24.04./04.05.2012 and Rider No. 2 of 09.08./16.08.2012, the Lessee has let from the Lessor the spaces on the 6th, 10th and 11th floors of the property “B1”- postal address: Benningsen-Platz 1, 40474 Düsseldorf - as well as 25 parking spaces in the property’s underground garage and 2 external parking spaces described in further detail in the agreement and Rider No. 2.

Now, therefore, as the result of their prior negotiations, the parties amend the lease agreement of 07.09./15.09.2011 as follows:

Section 1

Leased property

1.1

The commencement of the lease for the additional leased premises on the 6th floor pursuant to section 1.1 of Rider No. 2 of 09.08./16.08.2012 shall commence upon handover of these spaces to the Lessee, which, in deviation to the previous provisions in section 1.1 and section 3.2 of Rider No. 2, is already planned for 01.02.2013. If the Lessee fails to submit the planning documents, to be provided pursuant to section 2 below and approved by the legal representative of the Lessee, by the deadline, the handover of the additional leased premises of Rider No. 2 may be postponed, however, no later than 01.03.2013 (“Latest Handover Date”). In the event of such a postponement, the Lessor shall notify the Lessee of the exact date of the handover 7

1/5

calendar days in advance in writing. After handover of the additional leased premises of Rider No. 2, the parties shall conclude a further Rider in compliance with the written form requirement in which they again set out in writing the exact date of the commencement of the lease for the additional leased premises of Rider No. 2.

1.2	In place of the underground garages leased by means of the lease agreement of 07.09./15.09.2011 on the 3rd basement level with numbers 14 and 15, the Lessee shall, from commencement of lease (15.12.2011), use the underground parking spaces on the 3rd basement level with numbers 18 and 19. The underground parking spaces on the 3rd basement level or with numbers 14 and 15 are thus no longer part of the leased property and are replaced by the parking spaces with numbers 18 and 19 on the 3rd basement level. On the whole, in deviation to section 1.2 letter e) of Rider No. 2 of 09.08./16.08.2012, the following parking spaces therefore form part of the leased property:

The 25 parking spaces nos. 14 to 17 on the 2nd and 3rd basement level and 31 to 39 on the second basement level (Appendix 12a) as well as nos. 16 to 19 and 32 to 39 on the 3rd basement level (Appendix 12b) marked in red on the new layout plans attached to this Rider as well as 2 external parking spaces nos. 9 and 10 also marked in red on the layout plans attached to the lease agreement (Appendix 2d) for exclusive use.

The two new layout plans attached to this Rider as Appendices 12a and 12b of the 2nd basement level and 3rd basement level replace the layout plans attached to the lease agreement as Appendix 2c.

Section 2

Condition and fixtures and fittings of the additional leased areas

2.1	As an amendment to section 2.1 of Rider No. 2 of 09.08./16.08.2012, the Lessee is only entitled to inform the Lessor of any changes to the position of the plasterboard partition walls and doors until 08.10.2012 in writing by sending a relevant new floor plan finally approved by the Lessee. Should it not be possible for the Lessee to comply with the aforementioned deadline or if the new planning documents submitted by same are only approved as final in respect of the Lessor after this date, the new handover date (01.02.2013) pursuant to section 1.1 of this Rider No. 3 shall be postponed by the period in which the Lessor hands over the changed plans with a delay or approves same with a delay. For the sake of clarity, it is pointed out that any special fixtures entered in the planning documents (e.g. climbing walls, fitness equipment, etc.) require a separate test for feasibility, costs and dates by the Lessor and special Lessee requests within the meaning of section 2.3 of this Rider as well as section 2.3 of Rider No. 2 of 09.08./16.08.2012.

Based on such a postponement of the handover date for these additional rented premises, the Lessee[sic] has no claim for compensation for damages in respect of the Lessee[sic]. If the Lessee fails to submit any changes to plans by 10.10.2012 or if the new planning documents submitted to the Lessor are not finally approved by the Lessee by 10.10.2012, the Lessor shall expand the leased premises of the Lessee in accordance with the previous expansions. The remaining provisions of section 2.1 of Rider No. 2 shall continue in force unchanged.

2.2

As an amendment to section 2.2 of Rider No. 2 of 09.08./16.08.2012, the Lessee is only entitled to inform the Lessor of any changes to the previous testing of the fittings and fixtures of the leased premises until 08.10.2012. Should it not be possible to

2/5

comply with this deadline, the Lessor cannot guarantee that the renovation/fixtures and fitting work can be completed in time by the new handover date (01.02.2013). In this case, handover of the additional leased premises of Rider No. 2 can, in turn, be postponed and any delays in the handover of the additional leased premises of this Rider shall be at the cost of the Lessee and the Lessor shall bear no responsibility. The remaining provisions of section 2.2 of Rider No. 2 shall continue in force unchanged.

2.3	As an amendment to section 2.3 of Rider No. 2 of 09.08./16.08.2012, the date set out by which the Lessee can make special lessee requests known and which have to be finally approved in respect of the Lessor shall be brought forward to 08.10.2012. After this date, the Lessee shall not be entitled to the Lessor executing any changed or additional construction prior to commencement of lease. The remaining provisions of section 2.3 of Rider No. 2 shall continue in force unchanged, in particular the provision in the second subparagraph of section 2.3 of Rider No. 2 according to which the Lessor is entitled to refuse the execution of special lessee requests under the conditions mentioned therein.

Section 3

Rental and ancillary costs

4.1	Based on the changed commencement of lease for the additional leased premises of Rider No. 2 pursuant to section 1.1 of this Rider No. 3, the provision in section 4.1 of Rider No. 2 is amended as follows:

Subsequent to the extension of the leased premises by the additional leased premises of Rider No. 2, the monthly rental and advance payments for heating and ancillary costs, excluding the statutory value added tax respectively, payable for the leased premises by the Lessee shall amount to:

a)	For the period from 01.02.2013 to 31.07.2013:

Rental for office and ancillary areas on the 11th floor	€32,403.00
Rental for office and ancillary areas on the 10th floor	€23,049.00
Rental for office and ancillary areas on the 6th floor (leased areas A1 and A2)	€13,821.50
Rental for office and ancillary areas on the 6th floor (leased areas B1 and B2)	€0.00
Rental for 25 underground parking spaces	€3,000.00
Rental for 2 external parking spaces	€200.00
Advance payment for heating costs	€4,266.61
Advance payment for other ancillary costs	€11,306.52

Subtotal (net)	€88,046.63
Value added tax in the statutory amount, currently 19%	€16,728.86

Total	€104,775.49

[Illegible writing appears to the right of the table above]

The Lessor grants the Lessee a rent-free period in the first six months from 01.02.2013 for the rental applicable to the additional leased premises on the 6th floor. The Lessee shall only pay the heating and other ancillary costs (advance payments) plus the value added tax in the statutory amount for this period applicable to the additional leased premises of this Rider. Any rental reduction for the additional leased premises of Rider No. 2 shall be excluded for this period.

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b)	From 01.08.2013:

Rental for office and ancillary areas on the 11th floor	€32,403.00
Rental for office and ancillary areas on the 10th floor	€23,049.00
Rental for office and ancillary areas on the 6th floor	€13,821.50
Rental for office and ancillary areas on the 6th floor (leased areas B1 and B2)	€13,850.40
Rental for 25 underground parking spaces	€3,000.00
Rental for 2 external parking spaces	€200.00
Advance payment for heating costs	€4,266.61
Advance payment for other ancillary costs	€11,306.52

Subtotal (net)	€101,897.03
Value added tax in the statutory amount, currently 19%	€19,360.44

Total	€121,257.47

[Illegible writing appears to the right of the table above]

4.2	Should the new handover date for the additional leased premises of Rider No. 2 (01.02.2013) in accordance with the provisions in section 1.1 and section 2 of this Rider be postponed, the aforementioned periods shall be postponed accordingly. In this case, the parties shall conclude a further Rider in compliance with the written form requirement in which the periods for the rentals are again set out in writing.

With respect to the changed commencement of the lease agreed in section 1.1 of this Rider for the additional leased premises of Rider No. 2 of 09.08./16.08.2012, the parties agree the size of the Lessee’s usable area to be used in the heating costs calculation as well as the Lessee’s leased area to be used for the calculation of the ancillary costs to total 4,266.61 m², not, in deviation to section 4.3 of Rider No. 2, as from 01.03.2013 but from the time of the commencement of the lease for the additional leased premises of Rider No. 2 as defined in section 1.1 of this Rider.

Section 4

Final provisions

4.1	Unless agreements to the contrary have been made in this Agreement, all the agreements and declarations arising from the lease agreement of 07.09./15.09.2011 as well as Rider No. 1 of 24.04./04.05.2012 and Rider No. 2 of 09.08./16.08.2012 shall continue to endure. These are herewith again expressly repeated by the parties.

4.2	On conclusion of this Rider, the Lessor is represented by the persons signing on the signature line. An excerpt from the Lessor’s commercial register is attached (Appendix 13) to prove the power of representation.

On conclusion of this Rider, the Lessee is represented by the person(s) signing on the signature line(s). An excerpt from the Lessee’s commercial register is attached (Appendix 14) to prove the power of representation.

6.3	No side agreements have been made. Any amendments and/or supplements to this Rider as well as other amendments to the original agreement and the previous riders must be made in writing for their effectiveness. This also applies to any amendments to this clause. The parties are aware of the written form requirements of sections 550 in conjunction with 578 (1) BGB [German Civil Code]. The parties agree that this Rider and the lease agreement must be concluded in writing

4/5

pursuant to Sections 550 and 578 BGB. Both parties herewith undertake, upon request by either party at any time, to carry out all the actions and submit all the declarations required to comply with this written form requirement and to not terminate the lease agreement prematurely by appealing to non-adherence to the written form requirement. This shall apply not only to the conclusion of the original agreement but also to any riders and amendment and supplementary agreements.

In the event of any disposal of the leased premises, the purchaser shall not be barred from appealing to any deficit in the written form. The Lessee however undertakes, on request by the purchaser, to conclude a rider with same that complies with the written form requirement and in which the content of the aforementioned paragraph is also made a component of the agreement in relation to the Lessee / purchaser.

4.4	Should any provisions of this Rider be or become ineffective or unenforceable, or should the Rider contain a gap, this shall not affect the validity of the remainder of the Rider. The parties shall agree to an effective or enforceable provision to replace the ineffective, unenforceable or missing provision that is legally as close as possible to the economic outcome of the ineffective, unenforceable or missing provision. The parties undertake to agree to such a provision.

6.5	The following appendices form a contractual part of this Rider:

Appendix 12a:	Parking spaces on the 2nd basement level
Appendix 12b:	Parking spaces on the 3rd basement level
Appendix 13:	Lessor’s commercial register excerpt
Appendix 14:	Lessee’s commercial register excerpt

The parties agree that, in the event of conflicts between information / textual determinations in the appendices on the one hand and provisions in this lease agreement on the other hand, the provisions of this lease agreement shall have priority.

6.6	This Rider shall become effective upon legally binding signature by the parties. It is executed as two originals; each party shall receive a signed, executed copy of this agreement. The party first signing the agreement shall be bound to the offer to conclude this lease agreement for 4 weeks. The period shall commence on the day on which the first party signs the Rider, as specified by that party in the Rider. The party first signing the agreement may extend this period even after the commencement of the period by means of a unilateral, written declaration.

Hamburg, 20.12.12	Dusseldorf, 11.12.2012

Place / Date	Place / Date

[signature] [Warburg-Henderson company stamp] [signature] [trivago company stamp]

Signature/Stamp of Lessor	Signature/Stamp of Lessee

Michael Howard Stefan Hellwig Cindy Holzweißig	Peter Vinnemeier Managing Director / CTO

Name(s) of undersigned in capitals	Name(s) of undersigned in capitals

5/5

Anlage 10a

14
15
16
17
31
32
33
34
35
36
37
38
39

MF - G 1

MF - G 2

PROJEKT	PLANBEZEICHNUNG
B 1 - BENNIGSENPLATZ 1 40474 DÜSSELDORF	2. UNTERGESCHOSS gif-FLÄCHEN

STUFE	MASSSTAB	DATUM	GEPRÜFT	INDEX
AUSFÜHRUNGSPLANUNG	M. 1:250	14.04.2009

Anlage 12.5

[redacted]

16
17
18
19
32
33
34
35
36
37
38
39

MF - G 1

MF - G 2

PROJEKT	PLANBEZEICHNUNG
B 1 - BENNIGSENPLATZ 1 40474 DÜSSELDORF	3. UNTERGESCHOSS gif-FLÄCHEN

STUFE	MASSSTAB	DATUM	GEPRUEFT	INDEX
AUSFÜHRUNGSPLANUNG	M 1:250

Hamburg Local Court

HRB 82406

Official chronological printout dated

13 July 2012 09:59:42

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

[Stamp]

Appendix 13

Heil

Senior court official

Retrieved on 13/07/2012 09:59	Page 1 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1

a)

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

b)

Hamburg

c)

The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies

Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

EUR 5,150,000.00

a)

The company is represented by two managing directors or by one managing director together with an authorised representative.

b)

Managing directors:

Walter, Joachim Albrecht, Seevetal, *30/06/1940

Authorised to represent the company jointly with another managing director or an authorised representative.

Managing Director

Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965 authorised to represent the company jointly with another managing director or an authorised representative.

					a) Limited liability company Articles of association dated 19/06/2001, amendment of the articles of association dated 11/04/2001.	a) 23/01/2002 Dr. Meixner b) Articles of association page 8 et. seqq. special volume

2				Collective power of attorney together with a managing director or another authorised representative: Howard, Michael Robert, Hamburg, *06/04/1961		a) 22/02/2002 Meyer-Brunswick

3				Collective power of attorney together with a managing director or another authorised representative: Hoffmann, Klaus, Hamburg, *28/07/1958		a) 06/05/2002 Martens

4			b) Appointed: Managing directors: Dr. Klöppelt, Henning, Bad Soden, *19/10/1963 Authorised to represent the company jointly with another managing director or an authorised representative.			a) 21/07/2003 Schiller

Retrieved on 13/07/2012 09:59	Page 2 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
5			b) Managing directors: Walter, Joachim Albrecht, Seevetal, *30/06/1940			a) 21/07/2003 Schiller

6

b)

Appointed

Managing directors

Coridaß, Eitel, Hochheim am Main, *05/11/1968

Authorised to represent the company jointly with another managing director or an authorised representative.

Appointed

Managing director

Howard, Michael Robert, Hamburg, *06/04/1961

Authorised to represent the company jointly with another managing director or an authorised representative.

				Expired power of attorney Howard, Michael Robert, Hamburg. *06/04/1961		a) 03/08/2007 Meier

7			b) Resigned Managing director: Horrocks, Timothy Simon Gyde, PH Amsterdam, Netherlands, *14/04/1965			a) 21/01/2008 Thomas
8

c)

(1) The company is an investment company within the meaning of the German Investment Act [Investmentgesetz]. The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies

Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act.

					a) The shareholders meeting held on 04/06/2008 passed a resolution regarding the amendment of the articles of association in Articles 2 (Purpose), 7, 8, 9, 9.10 and 16 (Notifications).	a) 18/08/2008 Bremer

Retrieved on 13/07/2012 09:59	Page 3 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in paras. 1 and 2.

9

Collective power of attorney together with a managing director or another authorised representative:

Dufieux, Camille Elisabeth Fabienne, Hamburg, *22/09/1969 Schwesig, Frank, Kellinghusen,

*07/03/1971

Gumb, Ralph, Bensheim, *05/06/1966

a) 23/09/2008 Thomas

10	b) Business address: Fuhlentwiete 12, 20355 Hamburg			Expired power of attorney Gumb, Ralph, Bensheim. *05/06/1966		a) 12/01/2009 Thomas

11				Collective power of attorney together with a managing director or another authorised representative: Dr. Cohn-Heeren, Daniela, Hamburg, *30/11/1975 Tintemann-Achenbach, Andreas, Hamburg, *30/03/1971		a) 28/06/2010 Thomas

12

Collective power of attorney together with a managing director or another authorised representative:

Hennebach, Jörg, Winsen (Luhe), *03/11/1975

Müffelmann, Peter, Elmshorn, *31/08/1967 Priester, Malte, Hamburg, *02/06/1976 Schneider, Michael, Ahrensburg, *10/04/1961

a) 15/04/2011 Thomas

Retrieved on 13/07/2012 09:59	Page 4 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
13

Collective power of attorney together with a managing director or another authorised representative:

Fahrer, Daniel, Hamburg, *04/02/1970 Heilwig, Stefan Josef, Hamburg, *10/09/1973

Kleinefenn, Axel, Hamburg, *06/04/1973 Count Hochberg. Christian. Hamburg, *05/04/1953*

						a) 28/09/2011 Thomas
14

c)

(1) The company is an investment company within the meaning of the Investment Act. The company’s purpose is to invest monies deposited with same in its own name for the collective account of investors (unit holders) in accordance with the principle of risk spreading in assets admitted pursuant to the German Investment Companies Act in the form of real property investment funds, separately from the company’s own assets, and to issue documents (unit certificates) regarding the unit holders’ rights arising therefrom.

The subject matter of the company‘s activity is the management of real estate investment funds pursuant to sections 66 to 82 InvG [German Investment Act] as well as the management of special investment funds pursuant to sections 91 to 95 InvG for their account excluding assets within the meaning of section 2 (4) nos. 1, 2, 4, 5, 6, 6.7 and, to the extent related to shareholdings no. 9 InvG, as well as in accordance with section 80 (1) sentence 1 nos. 3, 4 and 5 InvG and derivatives are purchased for hedging purposes and to the extent they are not special investment funds in the form of special investment funds with additional risks or in the form of funds of funds with additional risks.

					a) By means of resolutions dated 26/03/2011 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 26/10/2011 Bremer b) Case 21

Retrieved on 13/07/2012 09:59	Page 5 of 5

Entry number	a) Name of company b) Seat, office, business address, persons authorised to take delivery, branches c) Purpose of the company	Share capital	a) General representation arrangement b) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	a) Legal form, start, statutes or Articles of Association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7

(2) In addition, the company may act as a custodian for and manage unit certificates issued in accordance with the regulations of the German Investment Act.

(3) The company may participate in companies if the purpose of their business is primarily aimed at concluding transactions that, by virtue of the law or the articles of association, the investment company may themselves conclude and if the liability of the investment company from the participation is limited due to the company’s legal form.

(4) In addition, transactions required for investing the company’s own assets may be carried out as well as other secondary activities directly associated with the transactions mentioned in paras. 1 and 2.

15					a) Amended: By means of resolutions dated 26/03/2010 and 30/08/2011, the shareholders meeting amended the articles of association in section 2 (Purpose).	a) 11/11/2011 Bremer b) Entry no. 14 column 6 of 26/10/2011 amended in accordance with official procedures. Case 23

16	b) Change of business address: Kehrwieder 8, 20457 Hamburg					a) 06/02/2012 Thomas

Appendix 14

Düsseldorf Local Court

HRB 51842

Official chronological printout dated 02

March 2012 (0)S;4£):4S

The printout is a certified copy of the commercial register.

This printout is not signed and is to be regarded as a certified copy.

Schofenberg

Court employee

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
1	a) trivago GmbH b) Düsseldorf c) The development and operation of theme-based Internet portals, in particular also in connection with the brokerage of travel services.	EUR 25,000.00

a)

If only one managing director is appointed, that managing director will represent the company alone. If several managing directors are appointed, the Company is represented by two managing directors or by one managing director together with a proxy. Sole representation authority may be granted to one or several managing directors. Each managing director may be exempted from the restrictions of Section 181 BGB.

b)

Managing director

Schrömgem, Rolf, Düsseldorf, *02/06/1975

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing director

Dr. Stubner, Stephan. Munich

*19/08/1974

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

Managing directors:

Vinnemeier. Peter, Düsseldorf, *10/09/1974

sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

					a) Limited liability company Articles of association dated 11/04/2005	a) 30.05.2005 Koelpin b) Articles of association page 7 et. seqq. Senderband

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
2

a)

The shareholders meeting held on 08/04/2006 passed a resolution regarding the amendment and redrafting of section 10 (Shareholder resolutions) with respect to para. 4 and section 12 (Power of disposition over shares) with respect to paras. 1 and 3.

a) 13/04/2008 Haueiss b) Decision page 20 et. seq. special volume Articles of association page 28 et. seqq. special volume

3		EUR 28,250.00

b)

No longer

Managing director

Dr. Stubner, Stephan, Munich.

19/06/1974

Appointed as managing director:

Siewert. Malte, Düsseldorf. *08/12/974 sole power of representation with the authority to undertake legal transactions with himself in his own name or as the representative of a third party.

a)

The shareholders meeting held on 26/10/2006 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 28,250.00 [?].

a) 16.11.2006 Haueiss b) Decision page 41 et. seq. special volume Articles of association page 30 et. seqq. special volume

4		EUR 32,050.00

a)

The shareholders meeting dated 08.02.2007 [?] passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 5,800.00 to EUR 32,050.00. Furthermore, sections 5 (Legal transactions requiring consent), 10 (Shareholder resolutions) and 12 (Power of disposition over shares) were amended or added.

a) 21/03/2007 Heuelse

5		EUR 38,100.00

a)

The shareholders meeting held on 02/01/2008 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital from EUR 32,050.00 by EUR 4,050.00 to EUR 36,100.00 [?]. Furthermore, sections 5 (Legal transactions requiring consent), 9 (Shareholders meeting) and 10 (Shareholder resolutions) of the articles of association were amended. A new section 11 (Advisory board) was added. The following sections 11-13 [?] are replaced by sections 12-19.

a) 18/01/2008 Haueiss

Entry number	d) Name of company e) Seat, office, business address, persons authorised to take delivery, branches f) Purpose of the company	Share capital	c) General representation arrangement d) Board, management body, managing directors, personally liable shareholders, directors, authorised representatives and special representation authorisation	Authority to act	c) Legal form, start, statutes or Articles of Association d) Other legal relationships	c) Date of entry d) Remarks
1	2	3	4	5	6	7
6		EUR 36,600.00

a)

The shareholders meeting held on 31/01/2003 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital, initial contributions) and, in the same section, the increase of the share capital by EUR 500.00 to EUR 36,600.00 [?].

a) 10/04/2008 Pollmächer

7	a) Change of bsiness address Kaiserswerther Str. 229,40474 Düsseldorf	EUR 37,850.00.

a)

The shareholders meeting held on 30/11/2010 passed a resolution regarding the amendment of the articles of association in section 3 (Share capital) and, in the same section, the increase of the share capital by EUR 1,250.00 to EUR 37,850.00.

a) 08/12/2010 Haueiß

3					a) By means of the shareholders resolution dated 06/01/2011, the articles of association were redrafted without information to be entered being affected.	a) 19/01/2011 [?] Pollmächer

9	b) Change of business address: Bennigsen Platz 1. 40474 Düsseldorf					a) 01/03/2012 Liefe

Rider No. 4 to the lease agreement of 07.09./15.09.2011

by and between

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

Kehrwieder 8

20457 Hamburg

– “Lessor” –

and

trivago GmbH

Benningsen-Platz 1

40474 Dusseldorf

registered under HRB 51842 AG Dusseldorf

represented by the Managing Director, Peter Vinnemeier, having business premises as above

– “Lessee” –

Preamble

With the lease agreement of 07.09./15.09.2011 and Rider No. 1 of 24.04./04.05.2012, Rider No. 2 of 09.08./16.08.2012 and Rider No. 3 of 11.12./20.12.12, the Lessee has let from the Lessor and area of approximately 1,182 m² on the 10th floor, an area of approximately 1,543 m² on the 11th floor as well as an area of approximately 1,542 m² on the 6th floor of the building at Bennigsen-Platz 1, 40474 Dusseldorf and 13 underground parking spaces (nos. 14-17 and 31-39) on the 2nd basement level, 12 underground parking spaces (nos. 16-19 and 32-39) on the 3rd basement level as well is 2 external parking spaces (nos. 9+10) in the above mentioned property. The agreement has a fixed period expiring on city 1.12.2017 as well as option rights to extend this agreement twice by 3 further years respectively under the conditions of this agreement.

VAT identification number of Lessor: DE 215 858 737

The lessee/agreement number is: 030 + 008

(Please quote in all correspondence and payment transactions)

The contractual parties in error failed to attach Appendix 2d (Layout plan of the external parking spaces) of the above-mentioned lease agreement described in section 21 number 21.5 and declared as a part of the agreement.

Now, therefore, the parties conclude the following

AGREEMENT

1. The parties herewith attach to the lease agreement the “Layout plan of the external parking spaces” (Appendix 2d) mentioned in section 1 number 1.1 d) of the lease agreement of 07.09./15.09.2011 which is attached to this Rider as Appendix 2d.

The parties wish to put on record that the lease agreement, commencing respectively as follows:

10th and 11th floors + ancillary areas plus parking spaces:	Handover: 15.12.2011
Lease commencement: 15.12.2011;

1st partial area on the 6th floor plus any ancillary areas:	Handover: 30.08.2012
Lease commencement: 01.09.2012;

2nd partial area on the 6th floor plus any ancillary areas:	Handover: 31.01.2013
Lease commencement: 01.02.2013;

The lease agreement for all the leased premises leased by the Lessee shall end, pursuant to section 3 number 3.1 of the lease agreement, no later than 31.12.2017.

3a) The parties to the lease are aware of the special legal written form requirements of sections 550 and 126 BGB. Both parties herewith undertake, upon request by either party at any time, to carry out all the actions and submit all the declarations required to comply with the statutory written form requirement and to not terminate the lease agreement prematurely by appealing to non-adherence to the written form requirement. This shall apply not only to the conclusion of the original/main agreement but also to any riders and amendment and supplementary agreements.

b) In the event of any disposal of the leased premises, the purchaser shall not be barred from appealing to any deficit in the written form. The Lessee however undertakes, on request by the purchaser, to conclude a rider with same that complies with the written form requirement and in which the content pursuant to letter a) is also made a component of the agreement in relation to the Lessee / purchaser.

4. Should individual provisions of this Rider or any contractual provisions agreed to previously be or become ineffective or unenforceable, this shall not affect the validity of the remainder of the Rider. The contractual parties however undertakes to replace an ineffective provision by an effective provision that is as close as possible to the economic content of the ineffective provision.

5. In all other respects, all the provisions of the lease agreement mentioned in the Preamble and the agreements listed in the Preamble shall remain in force unless this Rider provides for otherwise.

These are again herewith expressly confirmed and repeated.

6. With regard to the time required for the organisational processes, the party that signs this Rider first shall grant the other party a period of 4 weeks for accepting this Rider. The period shall commence on the day on which the first party signs the Rider, as specified by that party in the Rider.

The party first signing the agreement may extend this period even after the commencement of the period by means of a unilateral, written declaration.

Hamburg, 13.12.2013	Dusseldorf, 6/12 [illegible]

Place / Date	Place / Date

[signature] [Warburg-Henderson company stamp] [signature] [trivago company stamp]

Signature/Stamp of Lessor	Signature/Stamp of Lessee

Stefan Hellwig Cindy Holzweißig	[signature]

Name(s) of undersigned in capitals	Name(s) of undersigned in capitals

[illegible] Corldaß

Anlage 2d

BENNIGSENPLATZ 1
LAGEPLAN
HPP

c:\users\wkunath\appdata\local\temp\notes7bb0c7\nachtrag nr. 4_20130925_.docx

Seite 4 von 4

Lease No. 1189.000008

5th Rider to the lease agreement of 07./15.09.2011

and Rider No. 1 of 24.04./04.05.2012, Rider No. 2 of 09./16.08.2012,

Rider No. 3 of 11./20.12.2012 and Rider No. 4 of 06./13.12.2013

by and between

Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH

Ferdinandstraße 1

20095 Hamburg

Sales tax number: 27/144/00307

VAT identification number: DE 215 858 737

– hereinafter referred to as “Previous Lessor” –

and

Zurich Deutscher Herold Lebensversicherung AG

Poppelsdorfer Allee 25-33

53115 Bonn

VAT identification number: DE 811 326 023

Represented by the authorised administrator BNP Paribas Real Estate Property

Management GmbH

Fritz-Vomfelde-Str. 26

40547 Dusseldorf

intern represented by Mr Björn Erasmus and Ms Sandra Schwanengel

– hereinafter referred to as “New Lessor” –

and

trivago GmbH

Bennigsen-Platz 1, 40474 Dusseldorf

HRB 51842 AG Dusseldorf

represented by Managing Directors Peter Viennemeier, Rolf Schrömges and Malte

Siewert

– hereinafter referred to as Lessee –

Regarding business premises in the building at Bennigsen-Platz 1, 40474 Dusseldorf.

Preamble

The lease agreement of 07./15.09.2011 with Rider No. 1 of 24.04./04.05.2012, Rider No. 2 of 09./16.08.2012, Rider No. 3 of 11./20.12.2012 and Rider No. 4 of 06./13.12.2013 regarding space of approximately 1,543.07 m² on the 11th floor, approximately 1,182.61 m² on the 10th floor, approximately 1,541.61 m² on the 6th floor as well as 13 underground parking spaces on the 2nd basement level, 12 underground parking spaces on the 3rd basement level as well as 2 external parking spaces in the property at Bennigsen-Platz 1, 40474 Dusseldorf is in place between the Previous Lessor and the Lessee.

Zurich Deutscher Herold Lebensversicherung Aktiengesellschaft purchased the property “Bennigsen-Platz 1, 40474 Dusseldorf” by means of a notarially certified purchase agreement dated 30.09.2013 from Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH. The ownership, usage and charges passed to Zurich Deutscher Herold Lebensversicherung Aktiengesellschaft as of 01.01.2014. At the same time, Zurich Deutscher Herold Lebensversicherung Aktiengesellschaft took over all the lease agreements in existence for the property “Bennigsen-Platz 1, 40474 Dusseldorf” as the new Lessor. Warburg-Henderson Kapitalanlagegesellschaft für Immobilien mbH therefore withdrew from the lease agreement as a Lessor as of 31.12.2013, which is herewith again documented in writing.

The parties agree to extend the fixed term beyond 31.12.2017 by a further 6 months.

On this basis, the contractual parties agree the following as a rider to the existing lease agreement, including this preamble:

Section 1 Entry/exit of New Lessor and Previous Lessor

1.1	The New Lessor enters the mentioned lease agreement as the new Lessor with effect from 01.01.2014 (midnight) with all rights and duties unless agreed to otherwise below. In return, the Previous Lessor exited the lease agreement at the end of 31.12.2013.

1.2	The parties agree that any payment claims up to the end of 31.12.2013 against the Lessee are still due to the Previous Lessor and that the New Lessor shall meet all the Lessees’ open payment claims relating to the aforementioned period.

Section 2 Lease period

2.1	Pursuant to item 2 of Rider No. 4 of 06./13.12.2013 to the existing main lease agreement and riders, the lease agreement for all the areas leased by the Lessee shall end at the earliest on 31.12.2017.

The parties agree that the fixed term shall be extended by a further 6 months beyond 31.12.2017, that is until 30.06.2018.

The provisions of section 3.2 to section 3.6 of the lease agreement of 07./15.09.2011 shall continue to endure without restriction. Any partial termination of the lease agreement with respect to the additional leased premises (see Rider Nos. 1-4) is, in general, not permitted.

2.2	The notice period after expiry of the fixed term or the option period shall be adjusted from latest 12 to 15 months prior to expiry of the fixed period or the option period. This shall apply to both parties.

Section 3 Miscellaneous

3.1	The parties to the lease are aware of the special legal written form requirements pursuant to section 550 BGB. The parties shall do everything, and fail to omit anything, to meet the statutory written form requirements and to not terminate the lease agreement by appealing to non-adherence to the statutory written form. This shall apply not only to the conclusion of the original/main agreement but also to all future riders and amendment and supplementary agreements. The parties undertake to promptly permanently bind all the agreed amendments and supplements, after a signature by both parties, to the existing main lease agreement (including any supplements to date) (by means of reliable stapling, binding with ribbon, gluing, or similar). If this is not carried out, any non-adherence to the form requirements of section 550 BGB shall not be able to be appealed to. In the event of any disposal of the leased premises, the purchaser shall not be barred from appealing to any deficit in the written form provided it results from the time prior to their entry to the lease agreement. The purchaser as the new Lessor and the Lessee however undertake to immediately remedy any deficits in the written form. In addition, the Lessee undertakes, on request by the purchaser, to conclude a Rider includes a provision in accordance with the aforementioned subparagraph.

Should any provision of this agreement be or become ineffective, the remainder of the agreement shall nevertheless remain effective. In such a case, the contractual parties undertake to agree to a provision that is as close as possible to the economic intent and that guarantees equivalent economic success in place of the ineffective provisions. The same applies to the filling of any regulatory gaps in this agreement.

All the provisions of the main lease agreement of 07./15.09.2011, including its previous rider agreement nos. 1-4 shall continue to retain their validity in full unless expressly supplemented, amended or replaced by the regulations and provisions of this contract rider.

1: Real estate management power of attorney BNP Paribas Real Estate Property Management GmbH and authorisation for the employee, Sandra Schwanengel

Dusseldorf, 11.05.15	Dusseldorf, 06.05.2015

[illegible]	Lessee:

[signature]	[signature][trivago company stamp: Bennigsen-Platz 1 40474 Dusseldorf]

Deutscher Herold Lebensversicherung AG	trivago GmbH
Represented by BNP Paribas Real	Peter Vinnemeier
Property Management GmbH	Managing Director